THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 1997







                                TABLE OF CONTENTS




Chairman's                                                               Page 1
Letter..........................................................................

Investment                                                               Page 3
Review..........................................................................

Schedules of                                                            Page 17
Investments.....................................................................

Statements of Assets and                                                Page 36
Liabilities.....................................................................

Statements of                                                           Page 37
Operations......................................................................

                                                                        Page 38
Statements of Changes in Net Assets.............................................

Notes to Financial                                                      Page 40
Statements......................................................................

Financial                                                               Page 43
Highlights......................................................................

Independent Auditor's                                                   Page 45
Report..........................................................................

Tax                                                                     Page 46
Information.....................................................................
                                                                        Page 47
Saratoga Shareholders' Meeting/Votes............................................







         This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                      TRUSTEES AND OFFICERS


Bruce E. Ventimiglia                       Trustee, Chairman, President & CEO
Patrick H. McCollough                      Trustee
Udo W. Koopmann                            Trustee
Floyd E. Seal                              Trustee
Scott C. Kane                              Vice President & Secretary
Stephen Ventimiglia                        Vice President
William Marra                              Treasurer & Chief Financial Officer
Michael Durham                             Assistant Treasurer
Carol Highsmith                            Assistant Secretary




Investment Manager                          Distributor

Saratoga Capital Management                Unified Management Corporation
1501 Franklin Avenue                       429 North Pennsylvania Street
Mineola, NY  11501-4803                    Indianapolis, IN  46204


Transfer and Shareholder Servicing Agent   Custodian

State Street Bank and Trust Company        State Street Bank and Trust Company
P.O. Box 8514                              P.O. Box 351
Boston, MA  02266                          Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders




October 23, 1997


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust.

This report covers the twelve months from September 1, 1996 through August 31, 1997, a period of positive domestic stock and bond investment returns. During this period of time, U.S. stocks provided a total return of 40.7%, as measured by the Standard and Poor's 500 Index, while the total return for bonds was 8.4%, as gauged by the Lehman Intermediate Government/Corporate Bond Index. International stocks also produced positive returns during the period, gaining 9.1% as reported by the Morgan Stanley Europe, Australia and Far East (EAFE) Index.


       Asset Allocation - The Investment "Compass" That Provides Investors
       -------------------------------------------------------------------
                With An Opportunity To Remove Investment Extremes
                -------------------------------------------------


Asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a "comfortable" blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.


A well designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. On the other hand, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment "compass" can help investors find a comfortable blend of investments that matches their risk tolerances. A well established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. As I mentioned in last year's Annual Report to Shareholders, to try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,



Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO



                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities and related repurchase agreements issued by the United States Government, its agencies and instrumentalities.

                                        U.S. Government Money            90 Day T-Bills
          7-Day                           Market Portfolio              Average Discount
      Compound Yield                                                       Yield
---------------------------------      ------------------------      ------------------------

        8/31/97                             4.5%                              5.1%

     Total Aggregate                   U.S. Government Money              Lipper U.S.
     Return for the Period                Market Portfolio               Treasury Money
     Ended August 31, 1997                                               Market Average1            90 Day T-Bills
---------------------------------      ------------------------      ------------------------     --------------------

   Since Inception (9/1/94)*                    4.8%                          4.8%                       5.2%
        9/1/96 - 8/31/97                        4.4%                          4.4%                       5.1%
        3/1/97 - 8/31/97                        2.3%                          2.1%                       2.5%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1997, due to the higher yields versus Treasury Bills. The average dollar-weighted portfolio maturity was 65 days, compared with a maximum allowable average maturity of 90 days.

As the Federal Reserve's targeted funds rate remained at 5.25% through the second half of 1996, Sterling maintained an average Portfolio maturity of between 55 and 65 days. By the close of the first quarter of 1997 the target rate had been increased by .25%, and the Portfolio was invested in a greater percentage of shorter-term securities. After potential threats of further rate increases were removed, longer-term securities were purchased to lock in more attractive yields. With stable-to-declining short term rates and a non-inflationary economy, we have maintained an average maturity of approximately 65 days compared to a maximum of 90 days.

Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a constant net asset value of $1.00 per share.

1. The Lipper U.S. Treasury Money Market Fund Average consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                           Fox Asset Management, Inc.
                            Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of investment quality, actively managed fixed income securities.




                                                                       Lipper
                                                                  Short-Intermediate              Lehman
                                                                      Investment               Intermediate
         Total Aggregate                Investment Quality         Grade Debt Funds             Government/
      Return for the Period               Bond Portfolio               Average1                  Corporate
      Ended August 31, 1997                                                                     Bond Index2
----------------------------------      --------------------      --------------------      --------------------

    Since Inception (9/1/94)*                  5.8%                      6.7%                      7.4%

        9/1/96 - 8/31/97                       7.2%                      7.4%                      8.4%

        3/1/97 - 8/31/97                       3.2%                      3.2%                      3.8%

*Annualized performance for periods greater than one year


The Portfolio seeks to provide high income by investing primarily in investment grade bonds with maturities between 2 and 10 years. In the annual period ended August 31, 1997, the Portfolio distributed dividends of $0.51 per share.

Investments are normally divided approximately evenly between U.S. Government and corporate securities. Due to the current phenomenon of tight supply and only a slight yield advantage available in corporate securities, there is greater emphasis on U.S. Government holdings in the Portfolio at this time.

Fox Asset  Management  will  continue to focus on those  instruments  that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a conservative investment posture with an average maturity of 3.5 years, and an average duration of 3.0 years in the Portfolio.

Other portfolio statistics as of August 31, 1997 are as follows: Average yield-to-maturity was 6.3%, average coupon was 6.4%, and the average Moody's Rating was Aa1 with 20 fixed income issues held.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                           Fox Asset Management, Inc.
                            Little Silver, New Jersey




--------------------------------------------------------------------------------
(Line graph comparing the initial account value and subsequent account values at the end of each fiscal year since inception of the registrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Lipper Short - Intermediate Investment Grade Debt Funds Average and The Lehman Intermediate Government/Corporate Bond Index)
--------------------------------------------------------------------------------



     1. The Lipper Short-Intermediate Investment Grade Debt Funds Average consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

     2. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The indexes are rebalanced monthly by market capitalization.

Past performance is not predictive of future performance.






                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


     Objective: Seeks a high level of interest income exempt from federal income
     taxation,   consistent   with  prudent   investment   management   and  the
     preservation of capital.


                                                                     Lipper General
          Total Aggregate                                               Municipal                   Lehman
       Return for the Period               Municipal Bond          Debt Funds Average1            Municipal
       Ended August 31, 1997                  Portfolio                                          Bond Index2
------------------------------------     --------------------     ----------------------      -------------------

     Since Inception (9/1/94)*                  5.7%                      7.1%                       7.8%

         9/1/96 - 8/31/97                       7.7%                      8.8%                       9.3%

         3/1/97 - 8/31/97                       3.4%                      3.9%                       3.9%

*Annualized performance for periods greater than one year


     Though the economy continued to show impressive strength over the past twelve months, inflation has remained very much under control. In fact, inflation has actually declined over the past year which has led some of the investment community to believe that the U.S. can sustain rapid growth without major price pressures. This new "paradigm" thinking has propelled the bond market towards considerably lower yields. It is safe to say that the current economic boom would have been sufficient to send the bond market reeling only a few years ago. The Federal Reserve, after raising the Fed Funds earlier in the year, has been on permanent hold as they attempt to understand this new economic environment. The municipal market's performance has moderately lagged behind the taxable market for no apparent reason other than occasional supply pressures. The political environment for municipals is favorable as there is no major legislation on the table which threatens the viability of the municipal market.

     As of August 31, 1997, the Portfolio was invested in a diversified group of municipals with an average weighted maturity of 17 years, while 95% of the Portfolio's investments were rated A or better by Standard & Poor's or Moody's indicating the high quality of the Fund. The four largest sectors represented in the Portfolio were: general obligations 33%, power 14%, education 12% and health & hospital 12%. The largest holdings by state included: Georgia, 15%; New York, 14%; Texas, 10%; and California, 7%.



                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


--------------------------------------------------------------------------------
( Line graph comparing the initial account value and subsequent account values at the end of each fiscal year since inception of the Registrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Lipper General Municipal Debt Funds Average and The Lehman Brothers Municipal Bond Index)
--------------------------------------------------------------------------------


     1. The Lipper General Municipal Debt Funds Average consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

     2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.

     Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York


     Objective: Seeks total return consisting of capital appreciation and dividend income by investing in a diversified portfolio of common stocks that are believed to be undervalued in the market and offer above-average price appreciation potential.





                                        Large                  Lipper Capital
         Total Aggregate                Capitalization           Appreciation                                   S & P/Barra
      Return for the Period            Value Portfolio          Funds Average1            S &P 500                 Value
      Ended August 31, 1997                                                                Index2                 Index3
----------------------------------    -------------------     -------------------    -------------------    --------------------

    Since Inception (9/1/94)*               24.8%                   19.1%                  26.6%                   24.3%

        9/1/96 - 8/31/97                    31.4%                   25.0%                  40.7%                   37.1%

        3/1/97 - 8/31/97                    14.3%                   15.0%                  14.8%                   14.0%

*Annualized performance for periods greater than one year


     The Saratoga Large Capitalization Value Portfolio is designed for the long-term investor who seeks to preserve capital and make it grow. As disciplined value investors, we seek to invest in superior companies at reasonable prices. Our philosophy is based on the concept that the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. We believe companies with high returns can increase their value for extended periods. Therefore, we look for companies with above-average returns where those returns are protected by strong competitive positions, and we want to buy those companies at what we consider to be reasonable prices.

     Strong contributors to the portfolio performance included ACE Ltd., EXEL Ltd., Caterpillar Inc., AFLAC Inc., and Citicorp. The Portfolio owned the common stocks of 41 companies as of August 31, 1997. The five largest holdings were: ACE Ltd., one of the leading providers of excess liability insurance in the world; EXEL Ltd., a strongly capitalized specialty insurance company; Lockheed Martin Corporation, a major aeronautics and technology company; Caterpillar Inc., the world's largest producer of construction equipment; and General Re Corp.

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

--------------------------------------------------------------------------------
(Line graph comparing the initial account value and subsequent account values at'''; end of each fiscal year simnce inception of the Resistrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Lipper Capital Appreciation Funds Average, The Standard & Poor's 500 and The S&P/Barra Value Index)
--------------------------------------------------------------------------------

     1. The Lipper Capital Appreciation Funds Average consists of the 30 largest mutual funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. (the funds may take large cash positions).

     2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

     3. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted.

     Past performance is not predictive of future performance.



                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                      Harris Bretall Sullivan & Smith, Inc.
                            San Francisco, California


     Objective: Seeks capital appreciation by investing in a diversified portfolio of common stocks that, in the advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.



                                           Large
        Total Aggregate                Capitalization           Lipper Growth                                   S & P/Barra
     Return for the Period            Growth Portfolio         Funds Average1            S & P 500                Growth
     Ended August 31, 1997                                                                Index2                  Index3
---------------------------------    -------------------     --------------------   --------------------    --------------------

   Since Inception (9/1/94)*               21.5%                    22.3%                  26.6%                   28.7%


        9/1/96 - 8/31/97                   35.8%                    34.5%                  40.7%                   44.0%

        3/1/97 - 8/31/97                   14.1%                    15.2%                  14.8%                   15.4%

*Annualized performance for periods greater than one year


     Harris Bretall Sullivan & Smith, Inc. (HBSS) analyzes a universe of approximately 300 established, high-quality, growth-oriented companies. The Portfolio is invested in stocks that rank in the top one-third of this universe. The HBSS Strategy Team meets daily and makes all firm investment decisions. The Strategy Team sets the firm's economic framework, reviews specific holdings and monitors recent news announcements and company data.

     Harris Bretall's proven philosophy is that the price of a stock will follow the corporate earnings of that company----PRICE FOLLOWS EARNINGS. To that end, the firm seeks to build a portfolio of high quality, U.S. based companies growing corporate earnings at better than 15% per year. .

     Harris Bretall forecasts that the economy is likely to continue at a 3%-4% rate of GDP expansion, while inflation will remain below 3% and long-term interest rates will be stable to lower. Harris Bretall also believes that stock prices will continue to appreciate without a significant correction through the end of the decade, and that the large U.S. based growth companies will lead the markets charge upward.

     As of August 31, 1997, the Portfolio was invested 99% in stocks with concentrations in technology, health care, financial services and consumer companies with global franchises.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                      Harris Bretall Sullivan & Smith, Inc.
                            San Francisco, California

--------------------------------------------------------------------------------
(Line graph comparing the initial account value and subsequent account values at the end of each fiscal year since inception of the Registrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Lipper Growth Funds Average, The Standard & Poor's 500 and The S&P/Barrra Growth Index)
--------------------------------------------------------------------------------

     1. The Lipper Growth Funds Average consists of the 30 largest mutual funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

     2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

     3. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.

Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                         Thorsell, Parker Partners, Inc.
                              Westport, Connecticut

     Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of common stocks of small capitalization growth companies.

        Total Aggregate                     Small                 Lipper Small
     Return for the Period              Capitalization              Cap Funds                 Russell 2000
     Ended August 31, 1997                Portfolio                 Average1                     Index2
---------------------------------    ---------------------    ----------------------     -----------------------

   Since Inception (9/1/94)*                18.3%                     19.9%                      20.0%

        9/1/96 - 8/31/97                    18.1%                     18.8%                      29.0%

        3/1/97 - 8/31/97                    30.1%                     17.7%                      18.5%

*Annualized performance for periods greater than one year

     During the third quarter of 1997 stock prices rose in a backdrop of declining bond yields, fresh flows of capital into mutual funds, declining federal deficits, and a capital gains tax reduction. Investors shifted away from large cap stocks into the smaller issues perhaps to avoid the excessive valuation levels associated with the most visible large caps and to attempt to capture the superior long-term performance of smaller stocks. Additionally, the U.S. Small Cap asset class is less vulnerable to foreign earnings translation losses owing to the strength of the U.S. dollar.

     The Portfolio's holdings in the consumer durable, producer durables, producer services, regional banks and finance sectors were particularly strong. Within consumer durables, Champion Enterprises builds manufactured housing with regional plant sites in twenty-four states. The company enjoys a strong market share and high margins relative to industry averages. Champion recently authorized a share repurchase program of up to four million shares of its common stock. In the producer services sector, Houghton Mifflin publishes textbooks for colleges and all school grade levels. The company is currently into a textbook adoption cycle including the large school population states of California, Florida, and Texas. The U.S. Department of Education reports that schools of all grades are experiencing record enrollments as a result of the current baby boomlet. Textbook sales are projected to increase 24% nationally by the year 2000. In the regional bank sector, Commercial Federal Corporation is an Omaha, Nebraska based thrift institution which has employed a highly effective acquisition strategy of buying local thrifts and branches located within a six Midwest state area. These acquisitions have increased Commercial Federal's market capitalization by over 300% in four years.

     Looking forward, we believe the next few years will be a very constructive period for the Small Cap stock investor. Earnings in this group continue to be stronger than large cap issues and are accompanied by valuation levels that are below the most visible large stocks.



                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                         Thorsell,Parker Partners, Inc.
                              Westport, Connecticut

--------------------------------------------------------------------------------
(Line graph comparing the initial account value and subsequent account values at the end of each fiscal year since inception of the Registrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Lipper Small Cap Funds Average and The Russell 2000 Index)
--------------------------------------------------------------------------------


     1. The Lipper Small Cap Funds Average consists of the 30 largest mutual funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded commons stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends.

     Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                                Ivory & Sime Inc.
                               Edinburgh, Scotland

     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
     diversified portfolio of securities of companies headquartered outside the United States.

                                                                  Morgan Stanley
          Total Aggregate                  International            EAFE Index
       Return for the Period              Equity Portfolio       (U.S. Dollars)1
       Ended August 31, 1997
-------------------------------------    -------------------    ----------------

     Since Inception (9/1/94)*                  3.5%                   5.7%

          9/1/96 - 8/31/97                     14.4%                   9.1%

          3/1/97 - 8/31/97                      7.3%                   6.6%

*Annualized performance for periods greater than one year

               International stockmarkets have been volatile over the six months ended August 31, 1997. Europe continued to perform well as signs of self-sustaining economic recovery became apparent, and fears of an increase in German interest rates proved unfounded. Japan surged ahead through June, but retreated in the last few months as a result of disappointing economic growth. Southeast Asia was a serious underperformer as politicians proved unable to tackle the region's structural economic problems. In contrast, Latin America continued to perform extremely well due to buoyant economies, the absence of inflation and political stability.

               In Japan, the well-balanced economic recovery that was emerging earlier this year has become lopsided: exports remain strong, but the introduction of a new consumption tax in April has suffocated growth in the domestic economy. In addition, the recent decline of the long bond yield below 2% has raised concerns that the economy might fall back into recession. Consequently, we are intent on reducing the Portfolio's exposure to Japan from current levels. Nevertheless, the Japanese market does contain a number of high quality, world class international companies which are fairly priced, and for this reason it remains prudent to maintain a meaningful exposure. We anticipate continued volatility in Southeast Asian stockmarkets, resulting from political and economic instability. In contrast, the outlook for stockmarkets in Continental Europe, the UK and Latin America has improved recently, and these are the most attractive international equity markets.

               As of August 31, 1997, major weightings in the Portfolio were as follows: 30.7% in Japan, 32.5% in Continental Europe, 15.8% in the UK, 7.4% in Asia (ex Japan) and 4.1% in Latin America.



                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                                Ivory & Sime Inc.
                               Edinburgh, Scotland

--------------------------------------------------------------------------------
Line graph comparing the initial account value and subsequent account values at the end of each fiscal year since inception of the Registrant, assuming a $10,000 investment in the Portfolio at the beginning of the first fiscal year, to the same investment over the same periods in The Europe, Australia, Far East Index (EAFE))
--------------------------------------------------------------------------------


               1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product
               (GDP) version of the index is used above.


               Past performance is not predictive of future performance.

                                        This page intentionally left blank.

August 31, 1997
-----------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------

       C>

       U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            Federal Farm Credit Bank Discount Notes - 2.79%
                      $300,000               5.45%, 9/09/97 .....................................................$299,637
                       500,000               5.43%, 10/09/97 .....................................................497,134
                                                                                                             -----------------

                                            Total Federal Farm Credit Bank
                                               (cost--$796,771) .................................................$796,771
                                                                                                             -----------------

                                            Federal Home Loan Bank - 21.28%
                      $710,000               5.35%, 9/02/97 .....................................................$709,894
                       300,000               5.43%, 9/16/97 ......................................................299,321
                     1,325,000               5.40%, 10/07/97 ...................................................1,317,845
                     1,000,000               5.40%, 10/10/97 .....................................................994,150
                     1,200,000               5.625%, 12/03/97 ..................................................1,200,000
                     1,560,000               5.715%, 7/21/98 ...................................................1,559,586
                                                                                                             -----------------

                                            Total Federal Home Loan Bank
                                               (cost--$6,080,796) .............................................$6,080,796
                                                                                                             -----------------

                                           Federal Home Loan Mortgage Corporation - 37.88%
                      $700,000              5.46%, 9/05/97 ......................................................$699,575
                       250,000              5.45%, 9/08/97 ...................................................... 249,735
                     1,850,000              5.45%, 9/11/97 .....................................................1,847,199
                     1,000,000              5.45%, 9/12/97 .......................................................998,334
                     2,400,000              5.39%, 9/15/97 .....................................................2,394,969
                       315,000              5.45%, 9/16/97 .......................................................314,284
                       900,000              5.36%, 9/22/97 .......................................................897,186
                       260,000              5.45%, 9/22/97........................................................259,173
                       780,000              5.40%, 9/24/97 .......................................................777,309
                       390,000              5.36%, 10/14/97 ......................................................387,503
                     2,000,000              5.30%, 1/02/98 .....................................................1,998,932
                                                                                                             -----------------

                                           Total Federal Home Loan Mortgage Corporation
                                            (cost--$10,824,199) ...............................................$10,824,199
                                                                                                             -----------------

                                           Federal National Mortgage Association - 37.97%
                    $1,490,000              5.46%, 9/08/97 .....................................................$1,488,418
                       100,000              5.42%, 9/16/97 .........................................................99,774
                       175,000              5.36%, 9/18/97 ........................................................174,557
                        80,000              5.42%, 9/18/97 .........................................................79,795
                       250,000              5.45%, 9/18/97 ........................................................249,365
                     1,705,000              5.40%, 9/19/97 ......................................................1,700,396
                     1,335,000              5.45%, 9/19/97 ......................................................1,331,362
                        60,000              5.52%, 9/19/97 .........................................................59,834
                       135,000              5.36%, 9/26/97 ........................................................134,497
                       220,000              5.42%, 9/26/97 ........................................................219,171
                     1,095,000              5.40%, 9/29/97 ......................................................1,090,401
                       200,000              5.45%, 10/02/97 .......................................................199,061
                        20,000              5.40%, 10/20/97 ........................................................19,853
                     2,025,000              5.40%, 11/17/97 .....................................................2,001,611
                     1,000,000              5.60%, 1/16/98 ........................................................999,550
                     1,000,000              5.89%, 5/21/98 ........................................................999,638

                                           Total Federal National Mortgage Association
                                            (cost--$10,847,283) ...............................................$10,847,283
                                                                                                            -----------------

                                           Total Investments
                                            (cost--$28,549,049) .....................................99.92%....$28,549,049

                                           Other Assets in Excess of
                                           Other Liabilities .........................................0.08%.........22,721
                                                                                                 -----------------------------

                                           Total Net Assets .........................................100.......$28,571,770
                                                                                                 ===========  ===============
   ---------------------------------------------------------------------------------------------------------------------------

   See accompanying notes to financial statements.
                                                       17


   August 31, 1997
   --------------------------------------------------------------------------------------------------------------------------------
   SCHEDULES OF INVESTMENTS (continued)
   --------------------------------------------------------------------------------------------------------------------------------

   INVESTMENT QUALITY BOND PORTFOLIO


               Principal
                 Amount                                                                                       Value
            -----------------                                                                            -----------------
                                        U.S. TREASURY NOTES - 61.30%
                  $5,800,000               6.125%, 9/30/00 ....................................................$5,801,798
                   3,500,000               5.625%, 11/30/00 ....................................................3,448,585
                   4,500,000               6.5%, 8/31/01 .......................................................4,547,115
                                                                                                         ----------------

                                        Total U.S. Treasury Notes
                                           (cost--$13,683,144) ...............................................$13,797,498
                                                                                                         ----------------

                                        CORPORATE NOTES & BONDS - 34.22%
                                        Automotive - 2.84%
                    $225,000            Ford Motor Credit Corp.
                                           7.75%, 10/01/99 ......................................................$231,235
                     400,000            General  Motors Acceptance Corp.
                                           7.75%, 1/15/99 ........................................................407,664
                                                                                                         ----------------
                                                                                                                  638,899
                                                                                                         ----------------
                                        Banking - 2.60%
                     600,000            Nationsbank Corp.
                                           5.375%, 4/15/00 .......................................................585,348
                                                                                                         ----------------

                                        Chemicals - 2.58%
                     550,000            du Pont (E.I.) de Nemours & Co.
                                           8.50%, 2/15/03 ........................................................580,096
                                                                                                         ----------------

                                        Computers - 1.78%
                     400,000            International Business Machines Corp.
                                           6.375%, 6/15/00 .......................................................400,868
                                                                                                         ----------------

                                        Conglomerates - 1.07%
                     250,000            General Electric Capital Corp.
                                           5.50%, 11/01/01 .......................................................240,418

                                        Entertainment - 2.22%
                     500,000            The Walt Disney Co.
                                               6.375%, 3/30/01 ...................................................499,125
                                                                                                         -----------------

                                        Health & Hospitals - 3.27%
                     700,000            Tenet Healthcare Corp.
                                               8.625%, 12/01/03...................................................735,000
                                                                                                         -----------------

                                        Miscellaneous Financial Services - 10.24%
                     350,000            Associates Corp. of North America
                                               6.25%, 9/15/00 ....................................................347,987
                                        Bear Stearns & Co.
                     250,000               5.75%, 2/15/01 ........................................................243,577
                     350,000               7.625%, 9/15/99 .......................................................358,904
                   1,050,000            Dean Witter Discover & Co.
                                               6.75%, 8/15/00 ..................................................1,057,088
                      50,000            Lehman Brothers, Inc.
                                               9.875%, 10/15/00 ...................................................54,354
                     250,000            Morgan Stanley Group
                                               5.75%, 2/15/01 ....................................................243,915
                                                                                                        -----------------
                                                                                                                2,305,825
                                                                                                        -----------------
                                        Oil/Gas - 1.19%
                     260,000            Amoco Canada Petroleum Co. Ltd.
                                               7.25%, 12/01/02 ..................................................268,099
                                                                                                        ----------------




                See accompanying notes to financial statements.


       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------


                                       Power/Utility - 3.05%
                    700,000            Southern California Edison Co.
                                         5.875%, 1/15/01 .......................................................686,616
                                                                                                        ----------------

                                       Resource Recovery - 3.38%
                    750,000            WMX Technologies, Inc.
                                         7.125%, 6/15/01 .......................................................761,527
                                                                                                       -----------------

                                       Total Corporate Notes & Bonds
                                         (cost--$7,697,386) .................................................$7,701,821
                                                                                                       -----------------

                Total Investments
                   (cost--$21,380,530) ......................................................95.52%.........$21,499,319

                Other Assets in Excess of
                   Other Liabilities ........................................................4.48%............1,008,095
                                                                                          -----------  -----------------

                Total Net Assets ............................................................100.0%..........$22,507,414
                                                                                          ===========  =================


       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       MUNICIPAL BOND PORTFOLIO


                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            MUNICIPAL NOTES & BONDS - 98.26%

                                            CALIFORNIA - 7.35%
                                            Education - 4.15%
                         $50,000            California State Public Works Board Lease Revenue
                                               California State University Projects
                                               6.00%, 9/01/15 ........................................................$51,634.......
                         250,000            California State Public Works Board Lease Revenue
                                               California State University Projects
                                               5.375%, 10/01/17 ......................................................248,015.......
                                                                                                             -----------------
                                                                                                                      299,649
                                                                                                             -----------------
                                            Power/Utility - 2.12%
                         150,000            Southern California Public Power Authority
                                               Power Project Revenue (Series A)
                                               5.50%, 7/01/12 (AMBAC insured) ........................................153,341.......
                                                                                                             -----------------

                                            Water/Sewer - 1.08%
                          75,000            San Francisco, California City & County Public Utilities
                                               Community Water Revenue (Series A)
                                               6.00%, 11/01/15 ........................................................77,753.......
                                                                                                             -----------------
                                                                                                                      530,743
                                                                                                             -----------------
                                            COLORADO - 2.16%
                                            Health/Hospital
                         150,000            Denver, Colorado City & County Revenue
                                               Childrens Hospital Association Project
                                               6.00%, 10/01/15 .......................................................156,025.......
                                                                                                             -----------------

                                            CONNECTICUT - 4.42%
                                            General Obligation - 4.13%
                         300,000            Hartford, Connecticut General Obligation Bonds
                                               5.30%, 12/15/15 .......................................................298,239.......
                                                                                                             -----------------

                                            Housing - .29%
                          20,000            Connecticut State Housing Finance Authority
                                               Housing Mortgage Financing Program (Series B)
                                               6.50%, 5/15/18 .........................................................20,986.......
                                                                                                             -----------------
                                                                                                                      319,225
                                                                                                             -----------------
                                            FLORIDA - 2.21%
                                            Education - .50%
                          35,000            Dade County, Florida School Board
                                               Certificates of Participation (Series A)
                                               5.75%, 5/01/12 (MBIA insured) ..........................................36,319.......
                                                                                                             -----------------

                                            General Obligation - 1.0%
                                            Florida State Board of Education Capital Outlay
                          75,000               5.25%, 6/01/23 (Series D) ..............................................72,029.......
                                                                                                             -----------------

                                            Sales Tax - .71%
                          50,000            St. Petersburg, Florida Professional Sports Facilities
                                               Sales Tax Revenue
                                               5.60%, 10/01/15 (MBIA insured) .........................................51,018.......
                                                                                                             -----------------
                                                                                                                      159,366
                                                                                                             -----------------




                See accompanying notes to financial statements.

                                                                   20


       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       MUNICIPAL BOND PORTFOLIO (cont'd)

                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            GEORGIA - 15.20%
                                            Airport - 4.41%
                        $305,000            Atlanta, Georgia Airport Facilities
                                               6.25%, 1/01/21  ......................................................$318,725
                                                                                                             -----------------

                                            Education - 3.13%
                         215,000            Jackson County, Georgia School District
                                               6.00%, 7/01/14 (MBIA insured) .........................................226,268
                                                                                                             -----------------

                                            General Obligation - 3.10%
                         200,000            Georgia State General Obligation Bonds (Series B)
                                               6.25%, 4/01/07 ........................................................223,700
                                                                                                             -----------------

                                            Power/Utility - 4.56%
                         350,000            Municipal Electric Authority Georgia
                                               General Resolution (Series A)
                                               5.00%, 1/01/20  .......................................................329,340
                                                                                                             -----------------
                                                                                                                    1,098,033
                                                                                                             -----------------
                                            IOWA - .76%
                                            Water/Sewer
                          50,000            West Des Moines, Iowa Water Revenue
                                               6.80%, 12/01/13 (AMBAC insured) ........................................54,786
                                                                                                             -----------------

                                            KENTUCKY - 1.41%
                                            Turnpike/Toll
                         100,000            Kentucky State Turnpike Authority
                                               Economic Development Road Revenue
                                               5.625%, 7/01/15 (AMBAC insured) .......................................101,921
                                                                                                             -----------------

                                            LOUISIANA - 2.21%
                                            General Obligation
                         150,000            New Orleans, Louisiana General Obligation Bonds
                                               6.125%, 10/01/16 ......................................................159,493
                                                                                                             -----------------

                                            MARYLAND - 4.43%
                                            Resource Recovery
                         300,000            Maryland State Energy Financing Administration
                                               Solid Waste Disposal Revenue Wheelabrator Water Projects
                                               6.30%, 12/01/10 .......................................................319,728
                                                                                                             -----------------

                                            MASSACHUSETTS - 1.48%
                                            General Obligation - .73%
                          50,000            Lowell, Massachusetts General Obligation Bonds
                                               6.05%, 4/01/11 .........................................................53,066
                                                                                                             -----------------

                                            Transportation - .75%
                          50,000            Massachusetts Bay Transportation Authority
                                               General Transportation System (Series B)
                                               5.90%, 3/01/24 .........................................................54,275
                                                                                                             -----------------
                                                                                                                      107,341
                                                                                                             -----------------







                See accompanying notes to financial statements.
                                                                    21

       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       MUNICIPAL BOND PORTFOLIO (cont'd)


                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            MICHIGAN - 5.62%
                                            General Obligation - 3.90%
                        $250,000            Michigan Municipal Bond Authority
                                               General Obligation Bonds
                                               6.50%, 10/01/09 ......................................................$281,580
                                                                                                             -----------------

                                            Pollution Control - 1.72%
                         125,000            Michigan State Environmental Protection Program
                                               5.40%, 11/01/19 .......................................................124,670
                                                                                                             -----------------
                                                                                                                      406,250
                                                                                                             -----------------
                                            MISSOURI - .66%
                                            Housing
                          45,000            Missouri State Housing Development Community
                                               Single Family Mortgage Revenue
                                               6.90%, 7/01/18 .........................................................47,572
                                                                                                             -----------------

                                            NEBRASKA - 0.57%
                                            Power/Utility
                          40,000            Omaha Public Power Distribution (Series C)
                                               5.50%, 2/01/14 .........................................................41,492
                                                                                                             -----------------

                                            NEVADA - 3.91%
                                            General Obligation - 1.77%
                          50,000            Clark County, Nevada General Obligation Bonds (Series B)
                                               6.00%, 6/01/16 (AMBAC insured) .........................................53,285
                          75,000            Nevada State General Obligation Bonds
                                               Municipal Bond Bank (Series A)
                                               5.50%, 11/01/20 ........................................................74,605
                                                                                                             -----------------
                                                                                                                      127,890
                                                                                                             -----------------
                                            Housing - 2.14%
                         150,000            Nevada Housing Division
                                               Single Family Program (Series A1)
                                               6.15%, 4/01/17 ........................................................154,700.
                                                                                                             -----------------
                                                                                                                      282,590
                                                                                                             -----------------
                                            NEW YORK - 13.51%
                                            Education - 1.86%
                         125,000               Consolidated City University System
                                               5.75%, 7/01/09 ........................................................134,450
                                                                                                             -----------------

                                            General Obligation - 7.63%
                         300,000            New York City General Obligation Bonds (Series H)
                                               6.50%, 3/15/05 ........................................................327,198
                         200,000            New York State General Obligation Bonds (Series A)
                                               6.50%, 7/15/06 ........................................................224,176
                                                                                                             -----------------
                                                                                                                      551,374
                                                                                                             -----------------
                                            Housing - 1.08%
                                            New York State Mortgage Agency Revenue
                          75,000               Homeowner Mortgage (Series 54)
                                               6.10%, 10/01/15 ........................................................77,718
                                                                                                             -----------------

                                            Pollution Control - .58%
                          40,000            New York State Environmental Facilities Corp.
                                               Pollution Control Revenue
                                               5.875%, 6/15/14 ........................................................41,883
                                                                                                             -----------------

                See accompanying notes to financial statements.



       August 31, 1997
       ------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       ------------------------------------------------------------------------------------------------------------------------

       MUNICIPAL BOND PORTFOLIO (cont'd)


                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            NEW YORK - (Cont'd)
                                            Transportation - 1.46%
                         100,000            Metropolitan Transit Authority
                                               5.50%, 7/01/08 (FGIC insured) .........................................105,078
                                                                                                             -----------------

                                            Water/Sewer - .90%
                         $65,000            New York City Municipal Water Finance Authority
                                               Water and Sewer Systems Revenue (Series F)
                                               5.50%, 6/15/15 (MBIA insured) .........................................$65,354
                                                                                                             -----------------
                                                                                                                      975,857
                                                                                                             -----------------
                                            OHIO - .82%
                                            Health/Hospital
                          50,000            Lorain County, Ohio Hospital Revenue
                                               7.75%, 11/01/13 (AMBAC insured) ........................................59,274
                                                                                                             -----------------

                                            PENNSYLVANIA - 7.94%
                                            Education - 2.11%
                         150,000            Pennsylvania State Higher Educational Facilities Authority
                                               Health Services Revenue University of Pennsylvania (Series B)
                                               5.75%, 1/01/17 ........................................................152,559
                                                                                                             -----------------

                                            General Obligation - 4.07%
                         300,000            Pennsylvania State
                                               General Obligation Bonds (Second Series)
                                               5.00%, 11/15/12 .......................................................293,724
                                                                                                             -----------------

                                            Tax Allocation - 1.06%
                          75,000            Philadelphia, Pennsylvania Municipal Authority Revenue
                                               5.625%, 11/15/14 (FGIC insured) ........................................76,349
                                                                                                             -----------------

                                            Water/Sewer - .70%
                          50,000            Pittsburgh, Pennsylvania Water & Sewer Authority
                                               Water & Sewer Systems Revenue (Series B)
                                               5.60%, 9/01/15 .........................................................50,630
                                                                                                             -----------------
                                                                                                                      573,262
                                                                                                             -----------------
                                            PUERTO RICO - .94%
                                            Power/Utility
                          65,000            Puerto Rico Electric Power Authority
                                               Power Revenue (Series X)
                                               6.00%, 7/01/15 .........................................................68,296
                                                                                                             ----------------

                                            SOUTH CAROLINA - 3.30%
                                            Health & Hospitals
                         250,000            Spartanburg County, South Carolina
                                               Health Services (Series B)
                                               5.125%, 4/15/17 .......................................................238,210
                                                                                                             ----------------

                                            TEXAS - 9.64%
                                            General Obligation - 3.74%
                          75,000            Houston, Texas General Obligation Bonds (Series C)
                                               5.25%, 4/01/14 .........................................................74,341
                         175,000            Mesquite, Texas Independent School District
                                               General Obligation Bonds
                                               5.00%, 8/15/15 ........................................................167,982
                          25,000            San Antonio, Texas General Obligation Bonds
                                               6.625%, 8/01/14 ........................................................27,924
                                                                                                             ----------------
                                                                                                                    270,247
                                                                                                             -----------------

                See accompanying notes to financial statements.


       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------
       MUNICIPAL BOND PORTFOLIO (cont'd)



                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            TEXAS - (Cont'd)
                                            Power/Utility - .70%
                          50,000            Brazos River Authority Texas Revenue
                                               Houston Light & Power Company
                                               5.80%, 8/01/15 (MBIA insured) ..........................................50,938
                                                                                                             ----------------

                                            Turnpike/Toll - 5.20%
                        $400,000            Harris County, Texas
                                               Toll Road Sub Lien
                                               5.00%, 8/15/21 .......................................................$375,560
                                                                                                             ----------------
                                                                                                                      696,745
                                                                                                             -----------------
                                            UTAH - 4.43%
                                            Power/Utility
                         300,000            Intermountain Power Agency (Series C)
                                               6.00%, 7/01/02  .......................................................319,755
                                                                                                             -----------------

                                            WASHINGTON - .65%
                                            Power/Utility
                          35,000            Seattle, Washington Municipal Light & Power Revenue
                                               5.75%, 8/01/11 (Series A) ..............................................36,167.
                          10,000            Washington State Public Power Supply Systems
                                               Nuclear Project Revenue (Series B)
                                               7.25%, 7/01/12 (FGIC insured) ..........................................10,960
                                                                                                             -----------------
                                                                                                                       47,127
                                                                                                             -----------------
                                            WISCONSIN - 4.27%
                                            Housing
                         300,000            Wisconsin Housing & Economic Development
                                               6.20%, 3/01/27 ........................................................308,433
                                                                                                             -----------------

                                            WYOMING - 0.36%
                                            Housing
                          25,000            Wyoming Community Development
                                               Authority Housing Revenue (Series 1)
                                               6.65%, 12/01/06 ........................................................26,280
                                                                                                             -----------------

                Total Investments
                   (cost--$6,916,088).............................................................98.26%...........$7,097,804

                Other Assets in Excess of
                   Other Liabilities..............................................................1.74%...............125,370
                                                                                                -----------  -----------------

                Total Net Assets..................................................................100.0%...........$7,223,174
                                                                                                ===========  =================


                --------------------------------------------------------------------------------------------------------------

       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       LARGE CAPITALIZATION VALUE PORTFOLIO


                   Principal
                     Amount                                                                                       Value
                -----------------                                                                            -----------------
                                            SHORT-TERM CORPORATE NOTES - 11.44%
                                            Computers - .73%
                        $218,000            International Business Machines Corp.
                                               5.48%, 10/14/97 ......................................................$216,573
                                                                                                             -----------------

                                            Miscellaneous Financial Services - 6.27%
                          87,000            American Express Corp.
                                               5.48%, 9/10/97 .........................................................86,881
                       1,200,000            American Express Corp.
                                               5.45%, 9/24/97 ......................................................1,195,822
                         580,000            Household Finance Corp.
                                               5.51%, 9/15/97 ........................................................578,757
                                                                                                                    1,861,460
                                                                                                             -----------------
                                            Machinery/Engineering - .83%
                                            John Deere Capital Corp.
                         136,000               5.47%, 9/02/97 ........................................................135,979
                         111,000               5.50%, 9/30/97 ........................................................110,508
                                                                                                             -----------------
                                                                                                                      246,487
                                                                                                             -----------------

                                            Federal Home Loan Bank - 3.61%
                       1,080,000               5.37%, 10/21/97 .....................................................1,071,945
                                                                                                             -----------------

                                            Total Short-Term Corporate Notes
                                               (cost--$3,396,465)..................................................$3,396,465
                                                                                                                   ----------
                                                                                                                   ==========

                     Shares
                -----------------
                                            COMMON STOCKS - 88.65%
                                            Advertising - 1.08%
                           7,000            WPP Group PLC ...........................................................$322,000
                                                                                                             ----------------

                                            Aerospace - 7.05%
                          15,600            Boeing Co.  ..............................................................849,225
                          12,000            Lockheed Martin Corp.  .................................................1,244,250
                                                                                                             ----------------
                                                                                                                    2,093,475
                                                                                                             ----------------
                                            Airlines - 2.38%
                           7,000            AMR Corp.*................................................................705,250
                                                                                                             ----------------

                                            Automotive - 2.51%
                          23,526            Lucasvarity PLC...........................................................745,480
                                                                                                             ----------------

                                            Banking - 6.26%
                           3,000            Bank of Boston Corp. .....................................................249,375
                           6,300            Citicorp .................................................................804,038
                           3,166            Wells Fargo & Co.  .......................................................804,955
                                                                                                             ----------------
                                                                                                                    1,858,368
                                                                                                             ----------------
                                            Building & Construction - 3.00%
                          13,000            Armstrong World Industries Inc............................................889,688
                                                                                                             ----------------

                                            Chemicals - 3.38%
                           7,400            du Pont (E.I.) de Nemours & Co.  .........................................461,112
                           6,000            Hercules, Inc.  ..........................................................310,125
                           5,250            Monsanto Co.  ............................................................230,672
                                                                                                             ----------------
                                                                                                                    1,001,909
                                                                                                             ----------------
                                            Computers - 3.75%
                          16,000            Gateway 2000 Inc.*  ......................................................626,000
                          25,000            Wang Labs Inc.*  .........................................................487,500
                                                                                                             ----------------
                                                                                                                    1,113,500
                                                                                                             ----------------

                See accompanying notes to financial statements.
                                                                    25



       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)

                     Shares                                                                                       Value
                -----------------                                                                            ----------------

                                            Conglomerates - 3.68%
                           5,800            General Electric Co.  ...................................................$362,500
                          15,000            Tenneco, Inc.  ...........................................................728,438
                                                                                                             ----------------
                                                                                                                    1,090,938
                                                                                                             ----------------
                                            Drugs & Medical Products - 2.37%
                          14,680            Becton, Dickinson & Co.  .................................................703,722
                                                                                                             ----------------

                                            Electronics - 3.94%
                           5,000            Adaptec, Inc.*............................................................240,000
                           8,080            Arrow Electronics, Inc.*..................................................496,415
                          25,000            Commscope Inc.* ..........................................................431,250
                                                                                                             ----------------
                                                                                                                    1,167,665
                                                                                                             ----------------
                                            Food Services - 1.60%
                          10,000            McDonalds Corp. ..........................................................473,125
                                                                                                             ----------------

                                            Healthcare Services - 2.87%
                          31,250            Tenet Healthcare Corp.*...................................................851,563
                                                                                                             ----------------

                                            Insurance - 22.74%
                          18,700            Ace Ltd.  .............................................................$1,554,438
                          16,950            AFLAC, Inc.  .............................................................933,309
                           3,225            American International Group, Inc.  ......................................304,359
                          14,000            Everest  Re Holdings, Inc.  ..............................................506,625
                          28,620            EXEL Ltd.  .............................................................1,570,522
                           4,700            General Re Corp.  ........................................................911,213
                           4,180            Progressive Corp., Ohio ..................................................413,820
                          13,000            RenaissanceRe Holdings Ltd.  .............................................552,500
                                                                                                             ----------------
                                                                                                                    6,746,786
                                                                                                             ----------------
                                            Leisure - 2.36%
                          16,000            Carnival Corp.  ..........................................................701,000
                                                                                                             ----------------

                                            Machinery/Engineering - 4.22%
                          21,600            Caterpillar, Inc.  .....................................................1,254,150
                                                                                                             ----------------

                                            Miscellaneous Financial Services - 5.09%
                          22,200            Countrywide Credit Industries, Inc.  .....................................747,862
                          23,400            Federal Home Loan Mortgage Corp.  ........................................761,963
                                                                                                             ----------------
                                                                                                                    1,509,825
                                                                                                             ----------------
                                            Oil/Gas - 1.10%
                           8,500            Triton Energy Ltd. * .....................................................327,250
                                                                                                             ----------------

                                            Printing/Publishing - 2.17%
                          16,500            R.R. Donnelley & Sons Co.  ...............................................642,469
                                                                                                             ----------------

                                            Retail - 2.83%
                          15,650            May Department Stores Co.*  ..............................................842,166
                                                                                                             ----------------

                                            Telecommunications - 1.27%
                           8,000            Sprint Corp.  ............................................................376,000
                                                                                                             ----------------

                                            Textiles - .49%
                          13,000            Shaw Industries, Inc.  ...................................................145,437
                                                                                                             ----------------


                See accompanying notes to financial statements.
                                                                    26


       August 31, 1997
       -----------------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -----------------------------------------------------------------------------------------------------------------------------

       LARGE CAPITALIZATION VALUE PORTFOLIO (cont'd)


                     Shares                                                                                       Value
                -----------------                                                                            ----------------
                                            Transportation - 2.51%
                          15,000            Canadian Pacific Ltd  ...................................................$437,812
                          10,000            Sabre Group Holdings Inc.*  ..............................................307,500
                                                                                                             ----------------
                                                                                                                      745,312
                                                                                                             ----------------

                                            Total Common Stocks
                                               (cost--$18,918,651) ...............................................$26,307,078
                                                                                                             ----------------

                Total Investments
                   (cost--$22,315,417) ...........................................................100.09%.........$29,703,543

                Other Assets in Excess of
                   Other Liabilities .............................................................(.09%)..............(27,726)
                                                                                                             -----------------

                Total Net Assets .................................................................100.0%..........$29,675,817
                                                                                                ===========  =================

                --------------------------------------------------------------------------------------------------------------------

                * Non-income producing security.





        August 31, 1997
        SCHEDULES OF INVESTMENTS (continued)

        LARGE CAPITALIZATION GROWTH PORTFOLIO

                Shares                                                                                               Value
                                COMMON STOCKS - 98.91%
                                Advertising - 2.87%
                27,750          Interpublic Group of Companies, Inc. ............................................ $1,352,813
                                                                                                                  ----------

                                Banking - 7.15%
                17,000          BankAmerica Corp.  ..............................................................  1,118,812
                9,000           Citicorp  .......................................................................  1,148,625
                19,300          Norwest Corp.  ..................................................................  1,108,544
                                                                                                                   ---------
                                                                                                                   3,375,981
                                                                                                                   ---------
                                Computers - 3.64%
                26,250          Compaq Computer Corp.  ..........................................................  1,719,375
                                                                                                                   ---------

                                Computer Services - 4.31%
                20,300          Automatic Data Processing, Inc.  ....................................... ........    924,919
                14,700          Cisco Systems, Inc.*.............................................................  1,108,012
                                                                                                                   ---------
                                                                                                                   2,032,931
                                                                                                                   ---------
                                Computer Software - 5.07%
                17,600          Microsoft Corp.*................................................................   1,189,688
                17,000          Oracle Systems Corp.*...........................................................   1,200,937
                                                                                                                   ---------
                                Conglomerate - 4.04%
                9,000           General Electric Co.  ...........................................................  1,100,000
                34,600          Kimberly Clark Corp.  ...........................................................    806,438
                                                                                                                   ---------

                                                                                                                   1,906,438
                                                                                                                   ---------
                                Cosmetics/Toiletries - 1.91%
                10,900          Gillette Co.  ...................................................................    902,656
                                                                                                                  ----------

                                Drugs & Medical Products - 18.42%
                16,100          Abbott Laboratories ..............................................................   964,994
                14,500          American Home Products Corp.  .....................................................1,044,000
                15,500          Amgen, Inc.*.......................................................................  768,219
                12,000          Bristol Myers Squibb Co............................................................  912,000
                18,000          Johnson & Johnson .................................................................1,020,375
                10,500          Medtronic Inc. ....................................................................  948,938
                10,600          Merck & Co., Inc.  ................................................................  973,212
                20,400          Pfizer Inc.  ......................................................................1,129,650
                19,400          Schering Plough Corp.  ............................................................  931,200
                                                                                                                   ---------
                                                                                                                   8,692,588
                                                                                                                   ---------
                                Electronics - 4.94%
                12,000          Applied Materials, Inc.*........................................................   1,132,500
                13,000          Intel Corp.  ...................................................................   1,197,625
                                                                                                                 -----------
                                                                                                                   2,330,125
                                                                                                                 -----------
                                Entertainment - 2.12%
                13,000          The Walt Disney Co.  ............................................................    998,563
                                                                                                                  ----------

                                Finance - 1.79%
                10,900          Franklin Inc.  ...................................................................   843,388
                                                                                                                    --------

                                Food Service - 3.94%
                19,000          McDonalds Corp. .................................................................    898,938
                27,000          Sysco Corp.  ....................................................................    958,500
                                                                                                                     -------
                                                                                                                   1,857,438
                                                                                                                   ---------
                                Health & Hospitals - 2.25%
                14,500          Oxford Health Plans Inc.*  .....................................................   1,060,313
                                                                                                                   ---------

                                Healthcare Services - 2.06%
                20,000          United Healthcare Corp.  ........................................................    972,500
                                                                                                                   ----------


                See accompanying notes to financial statements.
                                28

        August 31, 1997
        SCHEDULES OF INVESTMENTS (continued)

        LARGE CAPITALIZATION GROWTH PORTFOLIO (cont'd)


                 Shares                                                                                          Value
                 ------                                                                                          -----

                                Hotels/Motels - 1.18%
                10,000          HFS Inc.*  .................................................................    $556,875
                                                                                                                --------

                                Household Products - 2.53%
                19,000          Colgate-Palmolive Co.  ....................................................    1,192,250
                                                                                                                ---------

                                Insurance - 2.35%
                11,775          American International Group, Inc.  ......................................     1,111,265
                                                                                                                ---------

                                Manufacturing - 5.82%
                 6,500           Dover Corp.   ...........................................................       448,906
                22,400          Illinois Tool Works, Inc.  ...............................................     1,083,600
                15,500          Tyco International Ltd.  .................................................     1,215,781
                                                                                                                --------
                                                                                                               2,748,287
                                                                                                               ---------
                                Miscellaneous Financial Services - 2.02%
                15,500          Merrill Lynch & Co. Inc.  ...................................................    953,250
                                                                                                                 -------

                                Railroads - 1.96%
                14,300          Union Pacific Corp.  ........................................................    928,606
                                                                                                                 -------

                                Retail - 4.52%
                18,900          Safeway Inc.*   .............................................................    962,718
                33,000          Wal-Mart Stores, Inc.  ......................................................  1,171,500
                                                                                                               ---------
                                                                                                               2,134,218
                                                                                                               ---------
                                Telecommunications - 5.48%
                17,900          Lucent Technologies, Inc.  ..................................................  1,393,962
                20,000          Tellabs, Inc.*...............................................................  1,193,750
                                                                                                               ---------
                                                                                                               2,587,712
                                                                                                               ---------
                                Tobacco/Beverages/Food Products - 6.34%
                13,600          Coca Cola Co.   ............................................................     779,450
                16,000          Conagra Inc.   .............................................................   1,029,000
                33,000          PepsiCo, Inc.  .............................................................   1,188,000
                                                                                                               ---------
                                                                                                               2,996,450
                                                                                                               ---------
                                Toys/Games/Hobby - 2.20%
                31,100          Mattel, Inc.  ............................................................     1,039,906
                                                                                                               ---------
                                Total Common Stocks
                                   (cost--$34,622,404)....................................................   $46,684,553
                                                                                                            -----------

                Total Investments
                   (cost--$34,622,404) ..................................................... 98.91%          $46,684,553

                Other Assets in Excess of
                   Other Liabilities ......................................................   1.09%              513,940
                                                                                              ----               -------

                Total Net Assets ........................................................    100.0%          $47,198,493
                                                                                             =====           ===========

                *Non - income producing security.








                See accompanying notes to financial statements.

       -------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       -------------------------------------------------------------------------

       SMALL CAPITALIZATION PORTFOLIO

                     Shares                                                                                       Value
                -----------------                                                                            -----------------
                                            COMMON STOCKS - 98.95%
                                            Banking - 9.84%
                           5,000            Centura Banks Inc.  .....................................................$284,375
                          20,000            Commercial Federal Corp.  ................................................841,250
                          52,000            North American Mortgage Co.  ...........................................1,345,500
                           6,700            Queens County Bancorp  ...................................................360,963
                                                                                                             ----------------
                                                                                                                    2,832,088
                                                                                                             ----------------

                                            Building & Construction - 3.77%
                          40,000            Oakwood Homes Corp. ....................................................1,085,000
                                                                                                             ----------------

                                            Computers - 3.27%
                          33,400            Sequent Computer Systems Inc.*  ..........................................941,463
                                                                                                             ----------------

                                            Computer Software - 3.81%
                          32,000            Sterling Software Inc.* ................................................1,098,000
                                                                                                             ----------------

                                            Electronics - 12.00%
                          50,000            Exide Electrics Group Inc.* ............................................1,181,250
                          34,000            Harman International Industries Inc. ...................................1,521,500
                          28,100            Vishay Intertechnology Inc. ..............................................749,919
                                                                                                             ----------------
                                                                                                             ----------------
                                                                                                                    3,452,669
                                                                                                             ----------------
                                            Food Services - 3.92%
                          20,000            Hannaford Bros. Co. ......................................................680,000
                          26,000            Lone Star Steakhouse & Saloon  * .........................................446,875
                                                                                                             ----------------
                                                                                                                    1,126,875
                                                                                                             ----------------
                                            Machinery/Engineering - 4.14%
                          44,000            Albany International Corp.  ...........................................$1,190,750
                                                                                                             ----------------

                                            Manufacturing - 16.85%
                         172,100            BEC Group Inc.*  .........................................................871,256
                          57,000            Champion Enterprises Inc.*  ..............................................983,250
                          31,356            Flowserve Corp.  .......................................................1,105,299
                          13,000            Silicon Valley Group Inc.*  ..............................................438,750
                          13,000            Teleflex Inc.  ...........................................................411,937
                          28,000            Toro Co.  ..............................................................1,039,500
                                                                                                             ----------------
                                                                                                                    4,849,992
                                                                                                             ----------------
                                            Measuring Instruments - 1.92%
                          26,000            EG & G Inc. ..............................................................552,500
                                                                                                             ----------------

                                            Media/Broadcasting - 2.30%
                          18,000            Media General Inc. .......................................................661,500
                                                                                                             ----------------

                                            Metals/Mining - 4.77%
                          51,000            Oregon Steel Mills Inc. ................................................1,373,812
                                                                                                             ----------------

                                            Miscellaneous Financial Services - 4.28%
                          17,000            Astoria Financial Corp.  .................................................818,125
                          15,000            T R Financial Corp.  .....................................................414,375
                                                                                                             ----------------
                                                                                                                    1,232,500
                                                                                                             ----------------
                                            Oil/Gas - 9.20%
                          19,000            Triton Energy Ltd.*  .....................................................731,500
                          55,000            Enserch Exploring Inc.*  .................................................495,000
                          21,500            Pride International Inc.*  ...............................................688,000
                          22,000            Valerorefining & Marketing Co.  ..........................................732,875
                                                                                                             ----------------
                                                                                                                    2,647,375
                                                                                                             ----------------




                See accompanying notes to financial statements.



       August 31, 1996
       ----------------------------------------------------------------------------------------------------------------------
       SCHEDULES OF INVESTMENTS (continued)
       ----------------------------------------------------------------------------------------------------------------------

       SMALL CAPITALIZATION PORTFOLIO (cont'd)


                     Shares                                                                                       Value
                -----------------                                                                            -----------------
                                            Pipelines - 4.66%
                          62,000            Shaw Group Inc.* .......................................................1,340,750
                                                                                                             -----------------

                                            Printing & Publishing - 2.65%
                          22,000            Houghton Mifflin Co. ....................................................$763,125
                                                                                                             -----------------

                                            Retail - 8.03%
                          25,000            American Homestar Corp.* .................................................596,875
                          32,000            Carson Pirie Scott & Co.* ..............................................1,136,000
                          24,000            Outback Steakhouse Inc.*  ................................................579,000
                                                                                                             -----------------
                                            Tobacco, Beverage/Food Products - 3.54%
                          25,000            Canandaigua Wine Inc.* .................................................1,018,750
                                                                                                             -----------------

                                            Total Common Stocks
                                               (cost--$22,932,866) ...............................................$28,479,024
                                                                                                             -----------------
                Total Investments
                   (cost--$22,932,866) ............................................................98.95%.........$28,479,024

                Other Assets in Excess of
                   Other Liabilities ...............................................................1.05%.............302,380
                                                                                                -----------  -----------------
                Total Net Assets .................................................................100.0%..........$28,781,404
                                                                                                ===========  =================

                -------------------------------------------------------------------------------------------------------------------

                 *   Non-income producing security.


     August 31, 1997
     ---------------------------------------------------------------------------
     SCHEDULES OF INVESTMENTS (continued)
     ---------------------------------------------------------------------------

     INTERNATIONAL EQUITY PORTFOLIO

               Shares                                                                                       Value
              -----------------                                                                            -----------------
                                          COMMON STOCKS - 91.54%
                                          ARGENTINA - 1.17%
                                          Telecommunications
                         3,500            Telefonica de Argentina S.A. Sponsored ADR ..............................$121,406
                                                                                                           -----------------

                                          AUSTRALIA - 1.02%
                                          Conglomerates -
                         7,500            CSR Ltd. Sponsored ADR ...................................................106,199
                                                                                                           -----------------

                                          BRAZIL - 1.08%
                                          Utilities
                         2,500            Companhia Energetica De Minas Sponsored ADR ..............................112,409
                                                                                                           -----------------

                                          FINLAND - 1.87%
                                          Conglomerates
                         2,500            Nokia Corp. Sponsored ADR ................................................193,750
                                                                                                           -----------------

                                          FRANCE - 5.84%
                                          Chemicals - 1.71%
                         4,600            Rhone-Poulenc S.A. Sponsored ADR .........................................177,255
                                                                                                           -----------------

                                          Electronics - 2.14%
                         2,400            SGS Thomson Microelectronics* ............................................222,900
                                                                                                           -----------------

                                          Oil/Gas - 1.99%
                         3,700            Elf Aquitane S.A. Sponsored ADR ..........................................206,275
                                                                                                           -----------------
                                                                                                                    606,430
                                                                                                           -----------------
                                          GERMANY - 5.84%
                                          Automotive - 2.08%
                         1,500            Volkswagen AG Sponsored ADR ..........................................    215,814
                                                                                                           -----------------

                                          Banking - 1.97%
                         3,500            Deutsche Bank AG Sponsored ADR ...........................................205,120
                                                                                                           -----------------

                                          Machinery/Engineering - 1.79%
                           400            Mannesmann AG Sponsored ADR ..............................................185,761
                                                                                                           -----------------
                                                                                                                    606,695
                                                                                                           -----------------
                                          HONG KONG - .85%
                                          Real Estate
                        11,500            Swire Pacific Ltd Sponsored ADR .........................................  87,930
                                                                                                           -----------------

                                          INDIA - 1.10%
                                          Utility
                         6,650            BSES  ....................................................................114,713
                                                                                                           -----------------

                                          ITALY - 3.99%
                                          Oil/Gas - 1.60%
                         3,000            ENI SpA Sponsored ADR ....................................................166,500
                                                                                                           -----------------

                                          Telecommunications - 2.39%
                         4,200            Telecom Italia S.P.A.* ...................................................247,800
                                                                                                           -----------------
                                                                                                                    414,300
                                                                                                           -----------------
                                          JAPAN - 30.71%
                                          Automotive - 1.42%
                         2,800            Toyota Motor Corp. ADR ...................................................147,700
                                                                                                           -----------------





              See accompanying notes to financial statements.

     August 31, 1997
     ---------------------------------------------------------------------------
     SCHEDULES OF INVESTMENTS (continued)
     ---------------------------------------------------------------------------

     INTERNATIONAL EQUITY PORTFOLIO (cont'd)

                   Shares                                                                                       Value
              -----------------                                                                            -----------------
                                          JAPAN (cont'd)
                                          Banking - 3.79%
                         7,000            Bank of Tokyo-Mitsubishi ADR ............................................$129,500
                           900            Mitsubishi Trust & Banking Corp. Sponsored ADR ...........................126,444
                           930            Sumitomo Bank Ltd. Japan ADR .............................................137,617
                                                                                                           -----------------
                                                                                                                    393,561
                                                                                                           -----------------
                                          Conglomerate - 1.14%
                         6,000            Mitsubishi Corp. Sponsored ADR ...........................................118,713
                                                                                                           -----------------

                                          Drugs & Medical Products - 1.74%
                         9,470            Eisai Co. Ltd. Sponsored ADR .............................................180,282
                                                                                                           -----------------

                                          Electronics - 9.73%
                         4,202            Fujitsu Ltd,. ADR ........................................................251,512
                         1,200            Kyocera Corp. Sponsored ADR ..............................................155,400
                         7,600            Pioneer Electric Corp. Sponsored ADR* ....................................160,075
                         2,984            Sony Corp. Sponsored ADR .................................................262,965
                         1,200            Sumitomo Electric Industries Ltd. ADR ....................................181,561
                                                                                                           -----------------
                                                                                                                  1,011,513
                                                                                                           -----------------
                                          Manufacturing - 2.40%
                         1,123            Bridgestone Corp. ADR ....................................................249,265
                                                                                                           -----------------

                                          Merchandising - 2.69%
                         8,799            Marui Co. Ltd.  ADR ......................................................279,426
                                                                                                           -----------------

                                          Photography - 1.74%
                         1,300            Canon, Inc. Sponsored ADR ................................................180,863
                                                                                                           -----------------

                                          Printing/Publishing - 2.02%
                         1,000            Dai Nippon Printing Ltd.  ADR ............................................209,494
                                                                                                           -----------------

                                          Real Estate - 2.09%
                         1,550            Mitsubishi Estate Co. Ltd. ADR ...........................................217,765
                                                                                                           -----------------

                                          Telecommunication - 1.95%
                         4,300            Nippon Telegraph & Telephone Corp.  Sponsored ADR ........................202,100
                                                                                                           -----------------
                                                                                                                  3,190,682
                                                                                                           -----------------
                                          MALAYSIA - .57%
                                          Entertainment
                        25,000            Sime Darby Holdings Ltd.  ADR .............................................59,165
                                                                                                           -----------------

                                          MEXICO - 1.82%
                                          Banking -
                        11,800            Empresas Ica Sociedad Control  Sponsored ADR .............................188,800
                                                                                                           -----------------

                                          NETHERLANDS - 2.94%
                                          Building & Construction - .03%
                           312            Hunter Douglas   Sponsored ADR .............................................3,276
                                                                                                           -----------------

                                          Chemicals - 1.66%
                         2,200            Akzo Nobel Sponsored ADR .................................................172,150
                                                                                                           -----------------

                                          Printing/Publishing - 1.25%
                         6,200            VNU - Ver Ned Bezit Sponsored ADR ........................................129,724
                                                                                                           -----------------
                                                                                                                    305,150
                                                                                                           -----------------



              See accompanying notes to financial statements.

     August 31, 1997
     ---------------------------------------------------------------------------
     SCHEDULES OF INVESTMENTS (continued)
     ---------------------------------------------------------------------------

     INTERNATIONAL EQUITY PORTFOLIO (cont'd)

                   Shares                                                                                       Value
              -----------------                                                                            -----------------
                                          PHILIPPINES - 1.44%
                                          Food Services - .23%
                         1,430            San Miguel Corp.  Sponsored ADR ..........................................$23,520
                                                                                                           -----------------

                                          Telecommunications - 1.21%
                         5,000            Philippine Long Distance Telephone Co. Sponsored ADR .....................126,250
                                                                                                           -----------------
                                                                                                                    149,770
                                                                                                           -----------------
                                          SINGAPORE - 2.28%
                                          Banking - 1.34%
                         3,300            Development Bank Singapore Ltd.  ADR .....................................139,634
                                                                                                           -----------------

                                          Real Estate - .94%
                        15,500            City Developments Ltd. ....................................................97,864
                                                                                                           -----------------
                                                                                                                    237,498
                                                                                                           -----------------
                                          SOUTH KOREA - 1.18%
                                          Metals/Mining
                         4,760            Pohang Iron & Steel Ltd. Sponsored ADR ...................................123,165
                                                                                                           -----------------

                                          SPAIN - 1.50%
                                          Telecommunications
                         2,000            Telefonica De Espana S A  Sponsored ADR ..................................155,500
                                                                                                           -----------------

                                          SWEDEN - 7.12%
                                          Automotive - 1.78%
                         7,200            Volvo Aktiebolaget ADR ...................................................185,400
                                                                                                           -----------------

                                          Machinery/Engineering - 3.41%
                         7,000            SKF AB Sponsored ADR .....................................................188,125
                         5,500            Sandvik AB Sponsored ADR .................................................165,679
                                                                                                                    353,804
                                                                                                           -----------------
                                          Telecommunications - 1.93%
                         4,800            Telefonaktiebolaget LM Ericsson Sponsored ADR ............................200,100
                                                                                                           -----------------
                                                                                                                    739,304
                                                                                                           -----------------
                                          SWITZERLAND - 3.42%
                                          Drugs & Medical Products
                         2,000            Roche Holdings Ltd.  ADR .................................................169,127
                         2,600            Novartis AG Sponsored ADR ................................................185,900
                                                                                                           -----------------
                                                                                                                    355,027
                                                                                                           -----------------
                                          UNITED KINGDOM - 15.80%
                                          Airports - .87%
                        10,000            BAA Plc. Sponsored ADR ....................................................89,927
                                                                                                           -----------------

                                          Banking - 1.58%
                         1,800            Barclays Plc. Sponsored ADR ..............................................164,250
                                                                                                           -----------------

                                          Building & Construction - .49%
                        11,000            Redland Plc. Sponsored ADR ................................................51,735
                                                                                                           -----------------

                                          Conglomerate - 1.31%
                         8,000            BAT Industries Plc. Sponsored ADR ........................................136,500
                                                                                                           -----------------

                                          Drugs & Medical Products - 2.18%
                         3,000            BOC Group Plc. Sponsored ADR .............................................107,250
                         3,000            Glaxo Wellcome Plc. Sponsored ADR ........................................119,625
                                                                                                           -----------------
                                                                                                                    226,875
                                                                                                           -----------------
                                          Entertainment - .21%
                         1,820            Rank Group Plc. Sponsored ADR .............................................21,385
                                                                                                           -----------------



              See accompanying notes to financial statements.

     August 31, 1997
     ---------------------------------------------------------------------------
     SCHEDULES OF INVESTMENTS (continued)
     ---------------------------------------------------------------------------

     INTERNATIONAL EQUITY PORTFOLIO (cont'd)

                   Shares                                                                                       Value
              -----------------                                                                            -----------------
                                          UNITED KINGDOM - (CONT'D)
                                          Food Services - 1.05%
                         3,000            Grand Met Plc. Sponsored ADR ............................................$109,125
                                                                                                           -----------------

                                          Leisure  - 1.01%
                        25,000            Ladbroke Group Ltd.  Sponsored ADR .......................................105,010
                                                                                                           -----------------

                                          Manufacturing - 1.24%
                         6,500            Tomkins Plc. Sponsored ADR ...............................................128,781
                                                                                                           -----------------

                                          Media/Broadcasting - 1.17%
                         3,000            Carlton Communications Plc. Sponsored ADR ................................121,125
                                                                                                           -----------------

                                          Merchandising - 1.45%
                         5,800            Boots Plc.  ADR ..........................................................150,221
                                                                                                           -----------------

                                          Oil/Gas - 1.57%
                         4,000            Shell Transport & Trading Co. ADR ........................................162,750
                                                                                                           -----------------

                                          Power/Utility - .71%
                        12,000            General Electric Ltd.  ADR ................................................74,245
                                                                                                           -----------------

                                          Tobacco/Beverages/Food Products - .96%
                         3,700            Bass Plc. Sponsored ADR ..................................................100,131
                                                                                                                  1,642,060
                                                                                                           -----------------

                                          Total Common Stocks
                                             (cost--$8,623,468) .................................................$9,509,953
                                                                                                           -----------------
              Total Investments
                 (cost--$8,623,468) ............................................................91.54%...........$9,509,953

              Other Assets in Excess of
                 Other Liabilities ..............................................................8.46%..............878,954
                                                                                               ----------  -----------------

              Total Net Assets .................................................................100.0%..........$10,388,907
                                                                                               ==========  =================

              --------------------------------------------------------------------------------------------------------------
              *  Non-income producing security.








              See accompanying notes to financial statements.
                                                                   35


         August 31, 1997
         ---------------------------------------------------------------------------------------------------------------------------
         STATEMENTS OF ASSETS AND LIABILITIES
         ---------------------------------------------------------------------------------------------------------------------------


                                                                                      C>
                                 ------------ ------------ ------------ --------------  --------------  ------------- --------------
                                    U.S.                                   Large           Large
                                 Government   Investment   Municipal   Capitalization  Capitalization      Small       International
                                Money Market  Quality Bond    Bond         Value           Growth      Capitalization   Equity
                                  Portfolio   Portfolio    Portfolio    Portfolio       Portfolio        Portfolio       Portfolio
                                ------------- ------------- ----------  -------------- -------------- ----------------  ------------
Assets
Investments, at value (cost--$28,549,049;
$21,380,530; $6,916,088; $22,315,417;
$34,622,404; $22,932,866 and
$8,623,468, respectively) ......$28,549,049...$21,499,319..$7,097,804      $703,543     46,684,553        $28,479,024    $9,509,953
Cash ..............................6,138........541,579.....3,907...........--......... 524,951               --            752,469
Receivable for shares of beneficial
interest sold .................... 56,139........77,199.....16,140..........79,332        117,118            45,144          31,723
Deferred organization expenses ....25,497........25,497.....25,497..........25,497....... .25,497........... 25,497......... 25,497
Interest receivable ..............101,594.......460,413....109,490...........--............ --................ --............. --
Receivable from manager .............-- .......   --....... 3,367..........  --.............--............ ....--..............--
Dividends receivable ................--.............--........--........... 35,714........ 39,194........... 17,515......... 17,671
Receivable for investments sold .....--.............--........--..............--............ --           1,026,431          96,517
Prepaid expenses and other assets ..8,332.........7,375......5,162...........8,000.........10,731.....        7,657          13,703
-------------------          -------------  ------------- -------------   -----------    -----------      -----------   ------------
Total Assets ..................28,746,749.....22,611,382....7,261,367......29,852,086.....47,402,044       29,601,268    10,447,533
-------------------          -------------  ------------- --------------  -----------    -----------      -----------   ------------

Liabilities
Payable to manager .............6,072......... 6,917.......    --......... ..14,136........ 17,556......... 12,678......... 5,781
Administration fee payable .. ..2,804..........2,275.......... 738 ...........3,047......... 4,942.......... 2,901 .........1,098

Payable for overdrafts ........... --............ -- .........  -- .......... 11,966......... -- ............482,756......... --
Payable for shares of beneficial
interest redeemed .............. 79,452....... .34,380........3,000...........73,948........74,439 .........58,948 ..........2,950

Dividends payable ................2,340..........363........... 823............ 217......... --............ 391 ..................
Payable for investments purchased .--............--.............--..............--............--........... 188,363........... --
Other payables and accrued
expenses ........................84,311........60,033.........33,632..........72,955..... 106,614............73,827........ 48,797
-------------------           ----------     -------------  -----------     -----------  ---------         ----------   ------------
Total Liabilities ...............174,979........103,968.......38,193..........176,269     203,551           819,864       58,626
-------------------           ----------     -------------  -----------     -----------   ---------        ------------ ------------

Net Assets
Shares of beneficial interest
 at par value...................285,720..........22,303......  6,992 ........15,982........26,418 ............ 19,128....... 9,671
Paid-in-surplus..............28,286,183......22,397,476.....7,021,489........21,425,971...33,371,192...... 21,265,680....9,508,048

Accumulated undistributed net investment
income (loss) ...................--.............1,533..........1,073.......... 100,766..... 1,896.........   1,896....... (6,422)
Accumulated net realized gain (loss)
on investments and foreign
currency transactions...........(133)..........(31,102).......11,905.......... 744,971..... 1,790,838......1,948,542...... (8,875)
Net unrealized appreciation (depreciation)
on investments .................--.............118,886....... 181,716......... 7,388,127 ..12,062,149........ 5,546,158....886,485
-------------------       ---------------   -------------- --------------  -------------- --------------- ------------   ---------
Total Net Assets............$28,571,770......$22,507,414....$7,223,174......$29,675,817....$47,198,493.... $28,781,404  $10,388,907
                            ============     ============   ===========     ============   ============    ===========  ===========



Shares of beneficial
interest outstanding.......28,571,903......... 2,230,159...... 699,140....... 1,598,234.... .2,641,730 ......1,912,785 ....967,065
                          -------------     --------------  -------------   -------------  --------------   ----------  -----------
Net asset value and
offering price per share......$1.00......    ...$10.09..........$10.33..........$18.57.........$17.87.........$15.05...... $10.74
===================      ==============    ==============   =============  =============   =============    ==========   =========





See accompanying notes to financial statements.



Year Ended August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------


                          -------------- -------------- -------------- -------------  --------------- ------------- ----------------
                               U.S.                                         Large       Large
                            Government     Investment       Municipal  Capitalization Capitalization    Small         International
                           Money Market   Quality Bond         Bond       Value        Growth         Capitalization        Equity
                             Portfolio     Portfolio        Portfolio   Portfolio      Portfolio       Portfolio         Portfolio
                          --------------  -------------- ------------- -------------  -------------- ---------------  --------------
Investment Income
Dividends ......................--.............--............. --....... $310,496.(1).. $421,786 ........$95,795...... $150,388 (1)
Interest ..................$1,423,573......$1,270,594........$337,208.....154,085........  57,434......... 43,779........... --
                         ---------------  -------------- ------------- ------------- ------------- ---------------  --------------
Total investment income ....1,423,573.......1,270,594....... .337,208.....464,581........ 479,220 ........139,574........ 150,388
                         ---------------  -------------- ------------- ------------- -------------  -------------   ---------------

Operating Expenses
Management fees (note 2a) ....124,468.........112,373..........34,612.....159,137........ 270,047........ 150,753.......... 64,249
Administration fees (note 2c) .39,242..........36,802..........30,728......38,957..........46,248...... ...37,893.......... 31,899
Transfer and dividend
disbursing agent fees .........72,785..........51,290..........16,903......65,704.........102,444..........65,173.......... 31,087
Custodian fees (note 2a) ......48,974..........50,809..........56,670......53,334......... 56,267......... 67,794.......... 55,460
Registration fees .............19,224..........18,869..........14,266..... 18,972......... 18,773......... 17,696.......... 15,573
Amortization of deferred organization
expenses (note 1c) ........... 12,749..........12,749..........12,749......12,749..........12,749......... 12,749.......... 12,749
Auditing fees .................10,300..........10,300..........11,200......10,300......... 10,300......... 10,107.......... 14,600
Reports and notices to
shareholders ...................9,080...........7,568...........2,564.......9,464..........16,564.......... 8,784........... 3,476
Legal fees .....................4,691...........3,834...........1,151...... 4,774.......... 8,192.......... 4,456........... 1,574
Trustees' fees .................7,388.............900............ 900........ 900.......... 9,750............ 900............. 900
Miscellaneous ..................4,315...........4,174...........3,434...... 4,999...........9,126.......... 5,970........... 3,881
                         ---------------   -------------- ------------- ------------    -------------- -------------      ----------
Total operating expenses .....353,216.........309,668..........185,177.... 379,290........ 560,460....... 382,275......... 235,448
Less: Management fees waived and/or
expenses assumed (note 2a) ...(57,918)....... (48,881)....... (108,075)....(59,601)......... -- .......   (80,307)........ (95,444)
Expense offset
arrangement (note 2a) ..........(572).........(15,609)......... (1,586)....(1,414)........ (33,050)....... (565).......... (20,072)
                         ---------------   --------------- ------------- ------------    ------------- -------------      ----------
Net operating expenses .......294,726.........245,178...........75,516......318,275......... 527,410..... 301,403.......... 119,932
                         ---------------   --------------- ------------- -------------   -------------- -----------       ----------

Net investment income (loss).1,128,847.......1,025,416..........261,692.... 146,306......... (48,190).... (161,829)......... 30,456

                          --------------   --------------- -------------- -------------   --------------- -----------      ---------

Realized and Unrealized
Gain(Loss) on Investments-Net
Net realized gain (loss)
on securities ................(101)...........(24,955)..........24,803...... 818,090........ 2,749,355 ....3,054,526........ 53,835
Net realized gain on foreign currency
transactions ..................--...............--...............--............ --............. -- ...........-- ...............--
                          --------------   --------------   -------------- --------------- ------------- ------------   ------------
Net realized gain (loss)
 on investments ...............(101)...........(24,955)..........24,803.......818,090........ 2,749,355...3,054,526......... 53,835

Net change in unrealized appreciation
(depreciation) on investments ...--............385,534..........179,068.....  5,463,243...   . 9,619,691   1,552,671         933,958
                         ---------------   ---------------  --------------- -------------- -------------- -------------  -----------

Net realized gain (loss) and change in
unrealized appreciation (depreciation)
on investments ...............(101)...........360,579...........203,871...... 6,281,333...... 12,369,046.... 4,607,197..... 987,793
                        -----------------  --------------- ----------------- ------------- --------------- ------------ ------------

Net increase in net assets resulting from
operations .................$1,128,746.......$1,385,995........$465,563......$6,427,639...... $12,320,856.. $4,445,368... $1,018,249
                        ================= ================ ================= ============== ============== ============= ===========

(1) Net of foreign withholding taxes of $2,238 and $20,651 for Large Capitalization Value and International Equity, respectively.



         See accompanying notes to financial statements.


------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


                           ------------------------------ --------------------------------------   ----------------------------
                           U.S. Government Money Market         Investment Quality Bond                   Municipal Bond
                                     Portfolio                           Portfolio                          Portfolio
                          ------------------------------  --------------------------------------    ---------------------------

                          Year Ended        Year Ended         Year Ended          Year Ended         Year Ended         Year Ended
                      August 31, 1997    August 31,1996     August 31, 1997    August 31, 1996    August 31, 1997    August 31, 1996
                    ------------------  ---------------- -------------------  ------------------- ----------------  ----------------
Operations
Net investment
income (loss) .........$1,128,847............$631,895...........$1,025,416.....   $526,035............ $261,692........... $123,660
Net realized gain
(loss) on investments ...(101).................(32)..............(24,955)......... 22,362............ ...24,803............. (7,549)
Net change in unrealized appreciation
(depreciation) on
investments ..............--.....................--..............385,534......... (313,450) .............179,068 .........  (20,197)
                    ------------------ ------------------ -----------------  ------------------- ------------------- ---------------
Net increase (decrease) in
net assets resulting
from operations .......1,128,746................631,863.........1,385,995...........234,947.............465,563.......... ...95,914
                   ------------------- ------------------ ----------------- -------------------   ------------------- --------------

Dividends and Distributions to
Shareholders
Net investment income (.1,128,847)..............(631,896)........(1,046,193)....... (526,035)........... (260,619)....... (123,660)
Net realized gain ........--.....................--.............. --............... (6,932)............... (1,073) ............--
                   -------------------- ----------------- ------------------ -----------------    ------------------- --------------
Total dividends and distributions
to shareholders ......(1,128,847)..............(631,896)........ (1,046,193)....... (532,967).......... (261,692)......... (123,660)

                   -------------------- ------------------ ----------------- -----------------    ------------------- --------------

Share Transactions of
Beneficial Interest
Net proceeds from sales...29,208,442..........24,971,593.........11,370,735...... 14,478,935......... 3,823,165........... 3,903,159
Reinvestment of dividends
 and distributions ........1,098,942............618,794...........1,022,378...........526,071.......... 259,144............. 121,243
Cost of shares redeemed .(24,641,813)........(7,756,080)..........(7,089,550).......2,345,771)        (1,770,754)......... (766,332)
                   -------------------- -------------------- ------------------- ----------------  ------------------- -------------
Net increase in net assets
from share transactions
 of beneficial interest ...5,665,571..........17,834,307.......  . 5,303,563....... 12,659,235........ 2,311,555......... 3,258,070
                    -------------------- -------------------- ------------------- ---------------- ------------------- -------------

Total increase in net
assets ....................5,665,470..........17,834,274...........5,643,365........12,361,215......... 2,515,426......... 3,230,324

Net Assets
Beginning of period ......22,906,300...........5,072,026..........16,864,049.........4,502,834......... 4,707,748......... 1,477,424
                    -------------------- -------------------- ------------------- ------------------- ------------------- ----------
End of period (including undistributed net
investment income of $0, $0; 1,533,$0, $1,073; $0,
$100,767, $81,988; $1,896,($31,012), $1,896, ($151,486);
($6,422) and d $11,612,
respectively) .............$28,571,770........$22,906,300........$22,507,414....... $16,864,049......... $7,223,174...... $4,707,748
                     ==================== ==================== =================== =================== =================== =========

Shares of Beneficial Interest
Issued and Redeemed
Issued ..................29,208,442...........24,971,593...........1,132,061........... 1,435,999 ..........376,537 ........386,019
Issued from reinvestment of dividends
and distributions ........1,098,942..............618,794........ ... 101,660.............. 52,358.........   25,376......... 12,042
Redeemed ................(24,641,813).........(7,756,080).......... (705,446)........... (233,347)......... (173,590)...... (76,024)
                     -------------------- -------------------- ------------------- ------------------- ------------------- ---------
Net increase ............5,665,571............17,834,307.............528,275............1,255,010............ 228,323...... 322,037
                     ==================== ==================== =================== =================== =================== =========





See accompanying notes to financial statements.




------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------    ---------------------------------   -----------------------------    -----------------------------
Large Capitalization Value         Large Capitalization Growth              Small Capitalization            International Equity
       Portfolio                             Portfolio                               Portfolio                    Portfolio
------------------------------     --------------------------------   ------------------------------   -----------------------------


Year Ended         Year Ended    Year Ended          Year Ended     Year Ended          Year Ended    Year Ended         Year Ended
August 31,1997  August 31,1996  August 31,1997   August 31, 1996   August 31, 1997  August 31, 1996  August 31, 1997 August 31, 1996
--------------- --------------- ---------------- ---------------- ----------------  --------------- ---------------- ---------------

  $146,306         $112,608        ($48,190)        ($30,995)        ($161,829)        ($151,465)        $30,456        $11,618
   818,090          317,589        2,749,355        (958,517)        3,054,526           442,165          53,835         117,637
 5,463,243        1,390,237        9,619,691       1,243,929         1,552,671         1,684,758         933,958        (50,666)
--------------- --------------- ----------------- ---------------- ----------------  --------------- ---------------  --------------

 6,427,639        1,820,434       12,320,856         254,417         4,445,368         1,975,458       1,018,249         78,589
--------------- --------------- ----------------- ---------------- ----------------  --------------- ---------------  --------------



 (127,527)        (76,779)            --              (9,008)           --               (1,315)        (1,988)         (13,977)
 (390,714)         (85,953)           --              (30,096)      (1,384,063)         (492,415)      (160,861)        (21,256)
--------------  --------------- ----------------- ----------------- ----------------  --------------- ---------------  -------------

 (518,241)        (162,732)           --               (39,104)       (1,384,063)        (493,730)      (162,849)        (35,233)
--------------  --------------- ------------------ ----------------- ----------------  --------------  --------------   ------------



13,038,032       13,591,164        18,266,314         27,913,201       8,766,703         8,411,846      4,769,883        5,504,760
512,658            161,529           --                  38,924        1,374,155           493,046       159,504          34,444
(8,058,730)     (2,650,626)       (17,350,873)        (5,312,493)     (6,492,135)       (3,418,635)    (2,252,818)      (1,632,377)
-------------- ---------------   -----------------  ---------------- --------------- ---------------- --------------- --------------
 5,491,960       11,102,067          915,441           22,639,632      3,648,723          5,486,257     2,676,569        3,906,827
-------------- ----------------  -----------------  ---------------- --------------- ---------------- --------------- --------------

11,401,358       12,759,769        13,236,297          22,854,945       6,710,028         6,967,985      3,531,969        3,950,183


18,274,459        5,514,690        33,962,196          11,107,251      22,071,376        15,103,391      6,856,938        2,906,755
-------------- ----------------   -----------------  ---------------- --------------   --------------- --------------- -------------



$29,675,817      $18,274,459        $47,198,493         $33,962,196     $28,781,404     $22,071,376     $10,388,907       $6,856,938
=============== ================ ==================   ================ =============   =============== =============== =============



  797,161          996,818           1,172,529            2,115,299        671,535        654,637         456,093          567,890
  32,655            12,415               --                 2,926          107,862         39,783          15,919            3,577
 (496,095)         (193,154)         (1,112,030)           (400,706)       (492,311)     (265,931)        (219,913)        (168,151)
--------------- ------------------  ---------------- ------------------- ------------- ---------------- ---------------  -----------
  333,721           816,079             60,499              1,717,519       287,086        428,489        252,099           403,316
=============== ================== ================= =================== ============= ================ ===============  ===========





       August 31, 1997
       -------------------------------------------------------------------------
       NOTES TO FINANCIAL STATEMENTS
       -------------------------------------------------------------------------

     1. ORGANIZATION AND SIGNIFICANT  ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Ivory & Sime International, Inc.: International Equity. Unified Advisers, Inc. (the "Administrator") provides the Trust with administrative services. Unified Management Corporation serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. The following is a summary of significant accounting policies consistently followed by each Portfolio:

 (a) Valuation of Investments

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantally all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

     (c) Deferred Organization Expenses

     In connection with the Trust's organization, each Portfolio incurred approximately $66,000 in costs. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of operations.

     (d) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (e) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:


                                             Income           Short-Term          Long-Term
                                            Dividends        Capital Gains       Capital Gains
                                         ----------------------------------------------------------
         U.S. Government Money Market        daily *            annually           annually
         Investment Quality Bond             daily *            annually           annually
         Municipal Bond                      daily *            annually           annually
         Large Capitalization Value          annually           annually           annually
         Large Capitalization Growth         annually           annually           annually
         Small Capitalization                annually           annually           annually
         International Equity                annually           annually           annually
            *  paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they reported as distributions of paid-in-surplus or tax return of capital. For the year ended August 31, 1997, Large Capitalization Growth Portfolio, and Investment Quality Bond Portfolio, increased both accumlated net realized gain (loss) on investments by $46 and $149 and accumulated undistributed net investment income
(loss) by $81,099 and $1,533, respectively. For each Portfolio, additional paid in capital was decreased by $81,145 and $1,682 respectively. Municipal Bond and International Equity Portfolio increased accumulated undistributed net investment income (loss) and decreased accumulated net realized gain (loss) on investments in the amounts of $1,073 and $46,502, respectively. In addition, Small Capitalization Portfolio increased accumulated undistributed net income
(loss) by $315,211 and decreased accumulated realized gain (loss) and additional paid in capital by $163,746 an there were $151,465, respectively. Net assets were not affected by these adjustments. 40

August 31, 1997
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     (f) Purchased Put Option Accounting Policy

     When a Portfolio purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Portfolio, as purchaser of an option, has control over whether the option is exercised. If an option expires, the Portfolio realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss. If a Portfolio enters into a closing sale transaction, the difference between the premium paid and the amount received from the sale is the realized gain or loss.
 The Portfolio, as a purchaser of an option, bears the risk of the potential inability of the counter parties to meet the terms of their contracts. No options were outstanding as of August 31, 1997.

     (g) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

          (h) Other

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements.

2. MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .475% for U.S. Government Money Market; .55% for Investment Quality Bond and Municipal Bond; .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .75% for International Equity.

     For the year ended August 31, 1997, the Manager voluntarily waived all of its management fees and assumed $73,464 and $31,195 in other operating expenses for Municipal Bond and International Equity, respectively. The Manager also voluntary waived $57,918, $48,882, $59,602 and $80,307 in management fees for U.S. Governament Money Market, Investment Quality Bond, Large Capitalization Value and Small Capitalization, respectively, for the year ended August 31, 1997.

     The Portfolios also benefit from a expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing assets, they would have generated income for their respective Portfolios.

     (b) The Manager pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .125% for U.S. Government Money Market; .20% for Investment Quality Bond and Municipal Bond; .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization and .40% for International Equity. For the year ended August 31, 1997, the Manager paid the Advisers $32,755; $40,863; $12,586; $73,448;
$124,637; $69,578 and $34,266 for U.S. Government Money Market, Investment Quality, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.

     (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the period from September 1,1996 through April 30,1997 was accrued at an annual rate of $42,000 for each Portfolio, provided that each Portfolio's net assets do not exceed $80 million. In the event that a Portfolio's net assets exceed $80 million, an additional fee of .05% of net assets in excess of $80 million shall be payable by the Portfolio. The administration fees for the period from May 1, 1997 through August 31,1997 was accrued at an annual rate of the lesser of .12% of each Portfolio's average daily net assets or $234,000 for the Trust. For the year ended August 31, 1997 each Portfolio accrued the following in administrative fees:

           U.S. Government Money Market        $ 39,242
           Investment Quality Bond               36,802
           Municipal Bond                        30,728
           Large Capitalization Value            38,957
           Large Capitalization Growth           46,248
           Small Capitalization                  37,893
           International Equity                  31,899

     (d) Total brokerage commissions paid by Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity were $15,327; $47,480; $89,624 and $25,261, respectively. Oppenheimer & Co., Inc., an affiliate of the Manager, received $275 from Large Capitalization Value and Hoeing & Co., Inc., an affiliate of Axe-Houghton Associates, Inc., received $3,300 from Small Capitalization, for the year ended August 31, 1997.

3. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 1997 purchases and sales of investment securities, other than short-term securities were as follows:

                                               Purchases            Sales
                                        --------------------------------------
         Investment Quality Bond           $10,065,149         $5,882,076
         Municipal Bond                       3,998,741         1,133,136
         Large Capitalization Value          11,063,028          5,474,198
         Large Capitalization Growth         23,785,028        20,924,962
         Small Capitalization                40,456,839        37,828,919
         International Equity                 6,920,966          4,623,032

     For the year ended August 31, 1997, U.S. Government Money Market had purchases and sales/maturities of short-term securities of $340,332,860 and $335,752,138, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At  August  31,  1997,   the   composition   of   unrealized   appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                              Appreciation       (Depreciation)    Net       Tax Cost
                          ----------------------------------------------------------------------
Investment Quality Bond       $145,026              ($26,140)      $118,886  $21,380,433
Municipal Bond                 194,823               (13,107)       181,716    6,916,088
Large Capitalization Value   7,521,267              (133,140)     7,388,127   22,315,417
Large Capitalization Growth 12,480,113              (417,964)    12,062,149   34,622,404
Small   Capitalization       5,623,005               (76,867)     5,546,158   22,932,866
International Equity         1,391,633              (505,148)       886,485    8,623,468

August 31, 1997
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

5. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

          Each Portfolio has unlimited shares of beneficial interest authorized with $.001 par value per share.

6. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

          When a Portfolio purchases a put option, it is generally to hedge against adverse movements in the value of Portfolio holdings. The risk of buying an option is that the Portfolio will pay a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if an illiquid secondary market exists.

7. CAPITAL LOSS CARRYFOWARDS

     At August 31, 1997, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio                        Total         2003             2004          2005
                -----------------                        -----         ----             ----          ----

U.S. Government Money Market Portfolio                    $32           --               --            --
Investment Quality Bond Portfolio                      $6,147           --               --            --
International Equity Portfolio                         $8,875           --               --            --


additionally, during the fiscal year ended August 31, 1997, the following Portfolio elected to defer capital and currency lossses incurred after October 31, 1996 as follows:



                Name of Portfolio                        Capital          Currency
                -----------------                        -------          --------

U.S. Government Money Market Portfolio                     $101              --
Investment Quality Bond Portfolio                        24,908              --
International Equity Portfolio                               --              --









------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
------------------------------------------------------------------------------------------------------------------------------------

                      INCOME FROM                        DIVIDENDS AND
                     INVESTMENT OPERATIONS              DISTRIBUTIONS                                                RATIOS
                -----------------------------------  -----------------------               -----------------------------------------
                                                          Distributions
                                                            to
                       Net Realized                        Shareholders
                       and                    Dividends to from Net   Net           Net   Ratio of Net Ratio of Net
Net Asset              Unrealized  Total      Shareholders  Realized  Asset        Assets  Operating   Investment
Value,    Net          Gain(Loss)  from       from Net      Gain      Value,       End of  Expenses   Income(Loss) Portfolio Average
Beginning Investment   on          Investment Investment     on     End of  Total Period  to Average  to Average Turnover Commission
of Period Income(Loss) Investments Operations Income      Investments Period Return*(000's) Net Assets  Net Assets  Rate    Rate

U.S. Government Money Market Portfolio

Year Ended August 31,
   1997
$1.000   $0.043         $0.000      0.043     ($0.043)       --       $1.000  4.41%  $28,572  1.12%(1,2,6)   4.31%(1,2)    --   --
Year Ended August 31,
   1996
1.000     0.044          0.000      0.044      (0.044)       --        1.000  4.47%   22,906  1.12%(1,2,6)   4.30%(1,2)    --   --
 September 2, 1994 (3)
   to August 31, 1995
1.000(4)  0.052       0.000       0.052      (0.052)        --       1.000  5.36%    5,072    0.40%(1,5)     5.38%(1,5)    --   --

     (1) During the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the rations of net investment income
          (loss) to average daily net assets would have been 1.35% and 4.08%, respectively, for the year ended August 31, 1997, 1.79% and 3.64%, respectively, for the year ended August 31,1996 and 6.69% and (0.91%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

Investment Quality Bond Portfolio

Year Ended August 31,
   1997
$9.91   $0.51    $0.18    $0.69   ($0.51)    $0.00    $10.09       7.16%   $22,507        1.28(1,2,6)    5.03%(1,2)        30%   --
Year Ended August 31,
   1996
10.08    0.48    (0.16)   0.32     (0.48)   (0.01)     9.91        3.23%    16,864        1.31%(1,2,6)   4.84%(1,2)        55%   --
 September 2, 1994 (3)
   to August 31, 1995
10.00(4)   0.60     0.08    0.68     (0.60)     --      10.08         7.12%   4,503       0.45%(1,5)      5.(1,5)          18%   --

     (1) During the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the rations of net investment income
          (loss) to average daily net assets would have been 1.52% and 4.71%, respectively, for the year ended August 31, 1997, 2.12% and 3.90%, respectively, for the year ended August 31,1996 and 7.93% and (1.71%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.
Municipal Bond Portfolio

Year Ended August 31,
   1997
$10.00    $0.43    $0.33    $0.76    ($0.43)      --       $10.33       7.67%    $7,223        1.21%(1,2,6)   4.19%(1,2) 20%     --
Year Ended August 31,
   1996
  9.93     0.41     0.07     0.48     (0.41)      --        10.00       4.88%     4,708        1.23%(1,2,6)   4.03%(1,2) 12%     --
 September 2, 1994 (3)
   to August 31, 1995
10.00(4)     0.51    (0.07)    0.44     (0.51)      --         9.93       4.65  %   1,477      0.37%(1,5)     4.79%(1,5) 27%     --

     (1) During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the period presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income
          (loss) to average daily net assets would have been 2.96% and 2.43%, respectively, for the year ended August 31, 1997, 5.32% and (0.12)%, respectively, for the year ended August 31, 1996 and 20.15% and (14.99%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

 Large  Capitalization Value Portfolio

Year Ended August 31,
   1997
$14.45   $0.09   $4.37    4.46     ($0.08)   ($0.26)    $18.57       31.37%      $29,676       1.31%(1,2,6)  0.60%(1,2)    25% $0.06
Year Ended August 31,
   1996
 12.30    0.07    2.33    2.40      (0.11)    (0.14)     14.45       19.73%       18,274       1.28%(1,2,6)  0.97%(1,2)  26%  0.06
 September 2, 1994 (3)
   to August 31, 1995
 10.00(4)   0.15    2.20    2.35      (0.05)       --      12.30       23.60%        5,515     0.40%(1,5)     2.29%(1,5)   33%   --


     (1) During the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income
          (loss) to average daily net assets would have been 1.56% and 0.35%, respectively, for the year ended August 31, 1997, 2.19% and 0.04%, respectively, for the year ended August 31,1996 and 6.54% and (3.85%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

Large Capitalization Growth Portfolio

Year Ended August 31,
   1997
$13.16    ($0.02)   $4.73     $4.71     --       --        $17.87     35.79%     $47,197     1.36%(1,2,6)    (0.12%)(1,2) 53%  $0.07
Year Ended August 31,
   1996
12.86    (0.02)     0.35       0.33   (0.01)   (0.02)      13.16       2.56%     $33,962     1.34%(1,2,6)    (0.13%)(1,2) 50%   0.07
 September 2, 1994 (3)
   to August 31, 1995
10.00(4)    0.02      2.85       2.87   (0.01)     --         12.86     28.77%      11,107   0.51%(1,5)       0.32% (1,5) 23%    --

     (1) During the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income
          (loss) to average daily net assets would have been 1.36% and (0.20%), respectively, for the year ended August 31, 1997, 1.67% and (0.60%), respectively, for the year ended August 31,1996 and 5.00% and (4.17%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

Small Capitalization Portfolio

Year Ended August 31,
   1997
$13.58    ($0.07)   $2.37    $2.30     --     ($0.83)     $15.05    18.07%    28,781    1.30%(1,2,6)    (0.70%(1,2)     162% $0.06
Year Ended August 31,
   1996
 12.62    (0.09)    1.44      1.35  ($0.00)   (0.39)      13.58    11.03%     22,071    1.25%(1,2,6)    (0.83%(1,2)     95%   0.06

 September 2, 1994 (3)
   to August 31, 1995
 10.00(4)    0.02    2.61     2.63     (0.01)     --        12.62    26.38%     15,103     0.42%(1,5)    0.07(1,5)     111%    --

     (1) During the fiscal year ended August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income
          (loss) to average daily net assets would have been 1.64% and (1.04%), respectively, for the year ended August 31, 1997, 1.84% and (1.42%), respectively, for the year ended August 31,1996 and 3.57% and (3.08%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

International Equity Portfolio

Year Ended August 31,
   1997
$9.59   $0.23     $1.12     $1.35    (0.20)   --    $10.74   14.39%  $10,389  1.64%(1,2,6)    0.32%(1,2)    58%         $0.06
Year Ended August 31,
   1996
9.33    0.00       0.34     0.34      (0.05)   --     9.59     3.68%      6,857   1.65%(1,2,6)  0.23%(1,2)     58%          0.09

 September 2, 1994 (3)
   to August 31, 1995
10.00(4)  0.05     (0.71)    (0.66)    --     (0.01)  9.33     (6.61%)   2,907   0.38%(1,5)  1.03%(1,5)      36%          --

     (1) During the periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and the ratios of net investment income
          (loss) to average daily net assets would have been 2.76% and (1.00%), respectively, for the year ended August 31, 1997, 3.91% and (2.33)%, respectively, for the year ended August 31, 1996 and 8.96% and (7.55%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.
          ----------------------------------------------------------------------

     (2) Average daily net assets for the year ended August 31, 1997 were $26,214,812; $20,394,151; $6,248,007; $24,370,240; $41,259,956;
          $23,254,384 and $8,539,603 for U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity, respectively.
 (3) Commencement of operations.
(4) Initial offering price.
(5) Annualized.
(6) Does not reflect expense offsets.


     * Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (comprising, respectively, the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios) as of August 31, 1997, and the related statement of operations, for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the two year period then ended and for the period September 2, 1994 (commemcement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust as of August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended and the financial highlights for each of the two years in the period then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP

       New York, New York
       October 27, 1997

--------------------------------------------------------------------------------
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------



Federal and certain state and local tax rules require the Trust to advise its shareholders with in 60 days of the Trust's fiscal year end ( August 31, 1997) as to the tax status of the following dividends and distributions received by shareholders during such fiscal year:





                                                   Percentage of                                              Percentage of
                                                Dividends Qualifying                                        Dividends derived
                                                  for the Corporate       Capital       Percentage of         from interest
                                                Dividends Received          Gain        Exempt-Interest     on U.S. Government
                                                    Deduction             Dividend         Dividends           Obligations
                                                    ---------             --------         ---------           ------------



     U.S. Government Money Market Portfolio           --                      --               --                  100.00%

     Investment Quality Bond Portfolio                --                      --               --                   76.08%

     Municipal Bond Portfolio  *                      --                      --              99.59%(*)              --

     Large Capitalization Value Portfolio          62.49%                  $189,862             --                    3.37%

     Large Capitalization Growth Portfolio            --                       --               --                    --

     Small Capitalization Portfolio                 4.83%                  $1,138,309           --                    1.13%

     International Equity Portfolio                   --                      $164              --                     --


* With respect to the Municipal Bond Portfolio, 11.91% of the Portfolio's dividends from net investment income will be considered a preference item for the federal alternative minimum tax.

Shareholder Votes


Due to a change in control of Saratoga Capital Management, manager of the Saratoga Advantage Trust, the trust's management and advisory agreements terminated as a matter of law. A special meeting of the shareholders of the trust was held on April 10, 1997. In anticipation of the change in control, the shareholders were asked to approve new management and advisory agreements which were substantially identical to the agreements then in place. The new agreements were approved, and took effect at the consummation of the transaction which resulted in the change of control. The shareholders were also asked to elect four trustees of the Trust, and to ratify or reject the selection of independent accountants for the fiscal year ending August 31, 1997.

The information below gives a brief description of each matter voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions as to each matter.


1. Proposal: To approve a new management agreement between the Trust, on behalf of each Portfolio, and Saratoga Capital Management (the "Manager")

     Portfolio                      For                       Against                   Abstain

     U.S. Government
     Money Market             15,512,592.2000              109,368,9500               611,544.1900

     Investment
     Quality Bond              1,095,250.7600               12,998.6410                40,458.8630

     Municipal Bond              365,251.8880                  875.7710                15,126.4890

     Large Capitalization
     Value                       739,575.4940                8,011.2840                28,746.1650

     Large Capitalization
     Growth                    1,199,907.2240               18,094.4240                52,387.5060

     Small
     Capitalization            1,108,268.3160                4,367.7880                 7,363.1890

     International
     Equity                      401,483.5100                1,455.8540                 7,603.8150

2. Proposals: To approve new advisory agreements between the Manager and the Advisor of each Portfolio


     Portfolio                      For                       Against                   Abstain

     U.S. Government
     Money Market             15,525,892.7200               109,368.9500             598,243.6700


     Investment
     Quality Bond              1,109,557.7650                   836.4650              38,314.0340

     Municipal Bond              365,251.8880                   875.7710              15,126.4890


     Large Capitalization
     Value                       743,507.7730                 3,099.6280              29,725.5420


     Large Capitalization
     Growth                    1,205,024.3930                 6,371.3910              58,993.3700

     Small
     Capitalization            1,107,998.3790                 2,339.0110               9,661.9030

     International
     Equity                      402,870.1380                          0               7,673.0410






3.    Proposal:  To elect four trustees of the Trust

     Nominee               Portfolio                          For                       Withheld

     Udo Koopman         U.S. Government
                           Money Market                 16,037,246.9700                196,258.3700


                        Investment Quality
                         Bond                            1,135,851.5750                 12,856.6890

                        Municipal Bond                     375,121.9710                  6,132.1770

                        Large Capitalization
                         Value                             756,582.3290                 19,750.6140

                        Large Capitalization
                         Growth                          1,232,215.2930                 38,173.8610

                        Small Capitalization             1,113,962.8530                  6,036.4400

                        International Equity               404,380.3680                  6,162.8110

Nominee                     Portfolio                          For                        Withheld

Patrick McCollough         U.S. Government
                           Money Market                  16,067,263.9600                166,241.3800

                           Investment Quality
                           Bond                           1,135,851.5750                 12,856.6890

                           Municipal Bond                   377,870.4800                  3,383.6680

                           Large Capitalization
                           Value                            757,829.9220                 18,503.6140

                           Large Capitalization
                           Growth                         1,233,059.9810                 37,329.1730

                           Small Capitalization           1,114,316.0020                  5,683.2910

                           International Equity             404,912.8940                  5,630.2850


Floyd Seal                 U.S. Government
                           Money Market                  16,037,246.9700                196,258.3700

                           Investment Quality
                           Bond                           1,135,851.5750                 12,856.6890

                           Municipal Bond                   375,121.9710                  6,132.1770

                           Large Capitalization
                           Value                            756,582.3290                 19,750.6140

                           Large Capitalization
                           Growth                         1,232,215.2930                 38,173.8610

                           Small Capitalization           1,113,962.8530                  6,036.4400

                           International Equity             404,380.3680                  6,162.8110


Bruce Ventimiglia          U.S. Government
                           Money Market                  16,086,006.2300                147,499.1100

                           Investment Quality
                           Bond                           1,136,998.6520                 11,709.6120

                           Municipal Bond                   379,680.4960                  1,573.6520

                           Large Capitalization
                           Value                            759,553.9060                 16,779.0370

                           Large Capitalization
                           Growth                         1,236,449.2070                 33,939.9470

                           Small Capitalization           1,114,997.7600                  5,001.5330

                           International Equity      405,028.2910                         5,514.8880

4. Proposal: To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Trust for the fiscal year ending August 31, 1997



     Portfolio                      For                       Against                   Abstain

     U.S. Government
     Money Market             15,800,567.2000               23,252.7900              409,685.3500

     Investment
     Quality Bond              1,114,991.0150                1,962.6600               31,754.5890

     Municipal Bond              365,995.8880                  875.7710               14,382.4890

     Large Capitalization
     Value                       744,018.9020                 4314.4700               27,999.5710

     Large Capitalization
     Growth                    1,209,179.4790                 2497.2420               58,712.4330

     Small
     Capitalization            1,108,311.4740                 3302.1120                 8385.7070

     International
     Equity                       401,872.893                  792.8920                 7877.0410

